UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                                SCAN-OPTICS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

June 4, 2004

Dear Stockholders:

     You are cordially invited to the Annual Meeting of Stockholders of Scan-Optics, Inc. ("Scan-Optics"), scheduled to be held Thursday, July 15, 2004, at Scan-Optics' offices at 169 Progress Drive, Manchester, Connecticut, commencing at 1:30 p.m. Your Board of Directors and management look forward to meeting you personally.

     This is a crucial meeting for Scan-Optics. In addition to voting on standard annual meeting matters, you will be asked to approve an amendment and restatement of the certificate of incorporation of Scan-Optics in connection with the recapitalization of our Company to position Scan-Optics for future growth.

     The key elements of the proposed recapitalization, which is described in detail in the enclosed proxy statement starting on page 27, are:

     o the cancellation of $3.8 million of mandatorily redeemable preferred stock with a redemption date of June 1, 2005 held by one of Scan-Optics' secured lenders, which redeemable preferred stock allows such lender, under certain circumstances, to exercise 46.67% of the voting power of Scan-Optics on a fully-diluted basis;

     o the cancellation of a warrant held by one of Scan-Optics' secured lenders exercisable after December 31, 2004 for 33.2% of our fully-diluted common stock as of the warrant's issuance date at $0.02 per share;

     o the issuance of common stock to one of Scan-Optics' secured lenders so that following such issuance such secured lender will own 79.8% of our fully-diluted common stock, subject to dilution for certain options which are currently granted, or may in the future be granted, to our key employees; and

     o the extension of the maturity of all of our indebtedness to our secured lender under the Credit Agreement to March 30, 2007.

     After having contacted a range of alternative providers of capital over the last several months through the efforts of independent advisors, we have determined that there are no viable alternatives reasonably likely, in the timeframe necessary to support Scan-Optics' business plans, to provide terms to Scan-Optics and its stockholders that are more advantageous than the recapitalization plan described in this proxy statement. Given the importance of the recapitalization of our Company, our Board of Directors has unanimously approved the amendment and restatement of our certificate of incorporation that is necessary to complete the recapitalization. We recommend that our stockholders approve such proposed amendment and restatement. If the holders of a majority of our issued and outstanding common stock do not vote in favor of the amendment and restatement of our certificate of incorporation, however, we will be unable to complete the anticipated recapitalization. In such a case, our secured obligations, which currently exceed $13.6 million, would be payable in full on June 1, 2005. It is doubtful that later negotiations with our lenders will result in more favorable terms than described in this proxy statement.

     It is of the utmost importance that each of you take a few moments to vote your shares of stock. We have arranged for telephone and Internet voting procedures in order to make voting as simple as possible. Please refer to your proxy card or voting instruction sheet for information on how to vote over the telephone or Internet. We very much appreciate your time and your support at this critical juncture for Scan-Optics.

     Important information is contained in the accompanying proxy statement which you are urged to read carefully.

     Regardless of the number of shares you own, it is important that they are represented and voted at the meeting, whether or not you plan to attend. Accordingly, you are requested to mark, sign, date and return the enclosed proxy in the envelope provided at your earliest convenience.

     Your interest and participation in the progress of Scan-Optics are greatly appreciated.


Sincerely,



James C. Mavel
Chairman of the Board,
Chief Executive Officer and President

                                SCAN-OPTICS, INC.

                    Notice of Annual Meeting of Stockholders

     The Annual Meeting of Stockholders of Scan-Optics, Inc. ("Scan-Optics") will be held at the offices of Scan-Optics at 169 Progress Drive, Manchester, Connecticut, on Thursday, July 15, 2004 at 1:30 p.m. (EDT) to consider and take action on the following items:

     1. To elect three directors to serve until the Annual Meeting of Stockholders in 2007 (beginning on page 8);

     2. To adopt an amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 15,000,000 shares to 65,000,000, to delete the terms of two series of preferred stock formerly issued to ARK CLO 2000-1, Limited and which will no longer be issued and outstanding after the proposed recapitalization described in this proxy statement and to make certain other changes noted herein (beginning on page 27);

     3. To adopt the 2004 Incentive and Non-Qualified Stock Option Plan (beginning on page 49);

     4. To ratify the appointment of independent auditors for the fiscal year ending December 31, 2004 (beginning on page 56); and

     5. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Only holders of our common stock at the close of business on May 17, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days prior to the meeting at the offices of Scan-Optics, 169 Progress Drive, Manchester, Connecticut.

By Order of the Board of Directors,

Richard D. Harris
Secretary


Manchester, Connecticut
June 4, 2004

------------------------------

Directions  to  Scan-Optics'   offices  at  169  Progress   Drive,   Manchester,
Connecticut are as follows:

From I-84 Eastbound, take Exit 63. Turn left at traffic light onto Tolland Turnpike. Turn right at first traffic light onto Parker Street, follow directions below.

From I-84 Westbound, take Exit 63. Stay in the right lane, and turn right at traffic light. Proceed to the third traffic light and turn right onto Parker Street, follow directions below.

Follow Parker Street for 8/10th mile, then turn left onto Colonial Drive. Turn left onto Progress Drive, Scan-Optics is about one half mile on the left. A special parking area will be designated.

        YOUR VOTE IS EXTREMELY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE
                   ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.



                                SCAN-OPTICS, INC.

                               169 Progress Drive
                          Manchester, Connecticut 06040

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of Scan-Optics, Inc., a Delaware corporation ("Scan-Optics" or the "Company"), to be held at the offices of Scan-Optics at 169 Progress Drive, Manchester, Connecticut, on Thursday, July 15, 2004 at 1:30 p.m.

     The solicitation of proxies on the accompanying form is made on behalf of the Board of Directors of Scan-Optics.

     The cost of soliciting proxies on the accompanying form has been or will be borne by Scan-Optics. In addition to solicitation by mail, Scan-Optics will request banks, brokers and other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. Scan-Optics will reimburse them for their expenses in so doing. Directors, officers and regular employees of Scan-Optics, who will receive no compensation for their services other than their regular salaries, may solicit proxies personally, by telephone or otherwise from stockholders. In addition, we have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $7,500 plus expenses. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about June 4, 2004.

     A stockholder signing and returning a proxy on the accompanying form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of Scan-Optics in writing of such revocation, or by filing a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Properly executed proxies, not revoked, will be voted in accordance with the instructions contained thereon at the meeting or any adjournment thereof. If this meeting is adjourned, you will be permitted to change or revoke your proxy until such time as it is voted. Unless a contrary specification is made thereon, it is the intention of the attorneys named in the enclosed proxy to vote FOR the nominees for election to the Board of Directors, FOR the Amended and Restated Certificate of Incorporation, FOR the 2004 Incentive and Non-Qualified Stock Option Plan, and FOR the appointment of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2004.

It is of the utmost importance that you take a few minutes to vote your shares of stock. We have arranged for telephone and internet voting in order to make voting as simple as possible. Please refer to your proxy card or voting instruction form for instructions on telephone and internet voting.

                          OUTSTANDING VOTING SECURITIES

     Only holders of our common stock, $.02 par value, at the close of business on May 17, 2004 are entitled to notice of and to vote at the meeting. On May 17, 2004, the record date, there were 7,439,732 shares of common stock outstanding. Each share of common stock is entitled to one vote per share.

     See "Election of Directors-Share Ownership of Management" for information on beneficial ownership of common stock by directors and officers of Scan-Optics and holders of more than 5% of our outstanding voting stock as of our record date. See "Proposal Two - Approval of Amended and Restated Certificate of Incorporation of Scan-Optics" on page 24 of this proxy statement for information about the Recapitalization, which may be deemed to result in a change of control of Scan-Optics.

                      QUORUM REQUIRED TO TRANSACT BUSINESS

     At the close of business on May 17, 2004, 7,439,732 shares of common stock were outstanding. Our by-laws require that a majority of the outstanding shares on that date be present in person or by proxy at the meeting in order to constitute a quorum to transact business. Shares as to which holders abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter (that is, broker non-votes), will be counted in determining whether there is a quorum of stockholders present at the meeting.


                            GOVERNANCE OF SCAN-OPTICS

     In accordance with our By-Laws and Delaware law, responsibility for the management of Scan-Optics is vested in its Board of Directors. During 2003, the Board of Directors met ten times, one of which was a conference call. All directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and of committees of the Board on which they served and all directors attended our 2003 annual meeting. Directors are generally expected to attend our annual meeting of stockholders.

                    Stockholder Communications with the Board

     Stockholders may communicate with any of our directors by writing to them c/o Annmarie Gordon Daigle, Scan-Optics, Inc., 169 Progress Drive, Manchester, Connecticut 06040. All communications will be relayed to the individual director.

                                  Ethics Policy

     Scan-Optics is committed to maintaining the highest standards of business and ethical conduct. In support of this commitment, Scan-Optics has adopted a Policy Statement on Business Conduct and Ethics (the "Policy") that applies to all directors, officers, employees and intermediaries of the Company and its subsidiaries. A copy of the Policy is available, for your review, on our website at www.scan-optics.com/corp financial.asp.

                                Board Committees

     The Board of Directors has delegated responsibilities with respect to management compensation and employee stock option plans to the Stock Options and Executive Compensation Committee, responsibilities with respect to certain audit matters to the Audit Committee and responsibilities with respect to recommending candidates to serve on the Board to the Nominating Committee.

     The Stock Options and Executive Compensation Committee is responsible for reviewing and supervising all ordinary and incentive compensation payments and plans for executive officers of Scan-Optics and for approving grants of stock options to employees under our employee stock option plans. The Stock Options and Executive Compensation Committee met once during 2003. The Stock Options and Executive Compensation Committee is composed of Messrs. Clarke, Coburn and Holton (Chairman).

     The Audit Committee is responsible for reviewing the adequacy of financial controls and the adequacy and accuracy of financial reporting. The Audit Committee met five times during 2003. The Audit Committee is composed of Messrs. Takala (Chairman), Steele and Hamilton. The Audit Committee has been established in accordance with 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and each of the Audit Committee members is "independent" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has determined that Ralph J. Takala is a financial expert serving on its audit committee and is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended.

     The Nominating Committee is responsible for screening and recommending candidates to serve on the Board. The Nominating Committee is composed of Messrs. Griswold (Chairman), Coburn and Hamilton. Each of the Nominating Committee members is "independent" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Nominating Committee met once in 2003. The Nominating Committee is currently considering whether to adopt a formal charter.

     In identifying director candidates, other than those that may be proposed by stockholders, the Nominating Committee solicits ideas for possible candidates from a number of sources, including Board members, Company executives and individuals personally known to Board members. In considering nominations for Board membership, the Nominating Committee takes into account a number of factors, including, but not limited to: educational background, professional work experience, current and prior board service, character and actual and potential conflicts of interest.

                             Directors' Compensation

     Directors, other than those who are full-time employees of Scan-Optics or a subsidiary, each receive a monthly fee of $750 and additional fees of $1,200 per board meeting attended and $500 per committee meeting attended. Directors who are full-time employees of Scan-Optics receive no remuneration for serving on the Board of Directors or committees. Under the Scan-Optics, Inc. 1990 Stock Option Plan for Outside Directors, each non-employee director automatically receives an option to purchase 5,000 shares of common stock on the twelfth day of June of each year during which the director is serving as a member of the Board. The exercise price per share is equal to the fair market value of a share of common stock on the date of grant ($.55 per share on June 12, 2003, the date of last year's annual meeting, with respect to the most recently granted director stock options). The options vest six months after the date of grant. The three directors who have been designated by ARK, described below under "Proposal One - Election of Directors," will not be granted stock options for serving as board members of Scan-Optics.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

     The Certificate of Incorporation of Scan-Optics provides for a Board of Directors which is divided into three classes, as nearly equal in size as possible, with one class elected each year for a three-year term, to hold office until the end of such term and until successors have been elected and qualified.

     Pursuant to our Certificate of Incorporation, the Board of Directors has voted to expand the number of members of the Board of Directors from eight to nine and, in accordance with the Certificate of Incorporation, the newly-created directorship will be apportioned to Class II of the Board of Directors such that each class of directors shall consist of three directors. The Class II directors are currently up for election and the term of the three newly elected directors in Class II will expire in 2007. The term of the three directors in the Class III will expire in 2005 and the term of the three directors in Class I will expire in 2006.

     It is a condition to the consummation of the Recapitalization pursuant to the Subscription and Repurchase Agreement described under Proposal Two on page 24 of this proxy statement that three designees of ARK CLO 2000-1, Limited ("ARK"), consisting of Messrs. Schooley and Scinto and Ms. Tilton, be nominated and elected as Class II directors whose term will expire in 2007. ARK is a lender to Scan-Optics under a Credit Agreement described under Proposal Two on page 27 of this proxy statement. Our Nominating Committee has met with each nominee, to, among other things, confirm his or her willingness to serve if elected.

     It is also a condition to the closing of the Recapitalization that Messrs, Griswold, Steele and Hamilton tender their resignation from the Board of Directors and any committees of the Board of Directors on which they serve. Therefore, upon consummation of the Recapitalization, the Board of Directors of the Company will consist of six members, three of whom will be the ARK designees nominated for election at the 2004 annual meeting, Messrs. Schooley and Scinto and Ms. Tilton, and three of whom will be current directors continuing in office, Messrs. Mavel, Takala and Holton. Pursuant to our Certificate of Incorporation, any vacancy on the Board of Directors may be filled by the vote of a majority of the directors then in office and any director elected to fill such a vacancy will hold office for the unexpired term of his or her predecessor. It is the intention of the parties that, at the first Board of Directors meeting following the closing of the Recapitalization, the Board of Directors will vote to elect two new Directors to fill two of the three vacancies, one of whom will be a director designated by the three ARK designees to the Board and one of whom satisfies the independence requirements of the NASD and will be designated by the other three directors. At this time there is no plan to fill the remaining vacancy that will exist after the first Board of Directors meeting following the closing of the Recapitalization.

     It is intended that the shares represented by the accompanying proxy will be voted for the election of Messrs. Schooley and Scinto and Ms. Tilton as directors unless the proxy indicates that authority to vote for such nominees is withheld. If a nominee is unable or declines to serve, which the Board of Directors has no reason to expect, the attorneys named in the proxy intend to vote for another person designated by the Board of Directors.

     Under Delaware law, directors are elected by a plurality of the votes cast. Votes withheld and broker non-votes are not counted as votes cast in the election of directors.

     The following information sets forth the nominees for election at this meeting and each director continuing in office, their ages, business experience over at least the last five years, other directorships and period of time as a director of Scan-Optics.

                     Information Regarding Director Nominees

Nominees for election to Class II at this meeting to terms expiring in 2007:

     Mr.  Scott  Schooley,  age 48,  is the  President  and  Managing  Member of
Woodside Capital Management, LLC ("Woodside") an entity created to purchase distressed senior secured loans. Mr. Schooley is also a member of the Governing Board of Woodside and beneficially owns more that 5% of Woodside. Mr. Schooley was formerly the President of Blackstone Cable, an entity he created to purchase distressed cable television loans and cable television systems. In such capacity, he managed loan purchases, receivership and bankruptcy proceedings, acquisitions, transfers of ownership and operations of cable television assets. Prior to the creation of Woodside and Blackstone Cable, he was a partner in the law firm of Bingham Dana, LLP (currently Bingham McCutchen), where he represented lenders and borrowers in a variety of financing, bankruptcy and corporate transactions. Mr. Schooley is a director of Ancora Capital &
Management Group LLC, Petry Holding Inc. and Mother's Kitchen, Inc. and a director and a member of the compensation committee of FPM, LLC.

     Ms. Lynn Tilton, age 45, has worked in the financial services industry for over twenty years and has been involved with distressed asset management, financial engineering, loan sales and trading, investment banking and senior management. In 2000, Ms. Tilton founded Patriarch Partners, LLC (together with its affiliates, "Patriarch") to develop and market innovative solutions for distressed loan portfolios. Patriarch currently manages seven CDOs, two CLOs and a private equity fund, and currently oversees or monitors lending to 396 companies. Patriarch's assets under management include equity positions, including majority positions, in over 58 companies. Ms. Tilton's involvement in the distressed arena began in 1989 at Oppenheimer & Co. as an asset manager for the Oppenheimer Horizon Fund. In December, 1990, she joined Kidder, Peabody & Co., Inc. to head the effort in distressed debt research and direct certain proprietary investments. From 1993 to 1994, Ms. Tilton was a Managing Director and Head of Sales at M.J. Whitman, Inc. From 1994 through early-1998, she was a Managing Director, Principal and Partner at Amroc Investments, Inc. where she led the sales desk, and negotiated purchases and sales of distressed bank loans and bonds. Prior to her experience in the distressed debt market, Ms. Tilton spent eight years in mergers and acquisitions, corporate finance, and high yield finance. Ms. Tilton began her career in mergers and acquisitions at Morgan Stanley & Co. and, continued her career in corporate finance and merchant banking at Goldman, Sachs & Co. and Merrill Lynch.

     Mr. Michael Scinto, age 45, is a Managing Director of Patriarch Partners, LLC. Mr. Scinto was formerly with Woodside, an entity created to purchase distressed senior secured loans, and in such capacity he managed a portfolio of loans to and investments in middle market companies. Prior to joining Woodside, Mr. Scinto was with National Cooperative Bank, a nationally chartered bank focusing on the cooperatively organized business sector, where he created their small business lending group. Mr. Scinto has also served with financial institutions including Quest Equities, a sub-debt and equity investment fund, Bank of New England and Fleet National Bank. Before entering the financial services industry he was a lawyer with the Hartford, Connecticut based firm of Fazzano & Dubay. Mr. Scinto is also a director of Lakewest Group, LLC and Fetco Home Decor, Inc. and a director and a member of the audit committee of Glenoit LLC.

Recommendation of The Board of Directors.
------------------------------------------

     The Board of Directors unanimously recommends that stockholders vote FOR the election of the three Class II director nominees listed above. If not otherwise specified, proxies will be voted FOR this proposal.

                   Information Regarding Continuing Directors

Class I directors whose present terms continue until 2005:

     Mr. E. Bulkeley Griswold, age 65, is Managing General Partner of L&L Capital Partners, LLC, a corporate finance partnership. Mr. Griswold is also a director of NLC Insurance Companies, the New York Mercantile Exchange, the Trust Company of Connecticut and a number of other privately held companies. He has been a member of the Board of Directors since 1989. It is a condition to the closing of the Recapitalization that Mr. Griswold tender his resignation from the Board of Directors.

     Mr. John J. Holton, age 71, is Chairman of Yojna, Inc., a software development and marketing company specializing in distribution of check images to support financial institution applications, which position he has held since 1996. He had previously served as a Vice President of Unisys Corporation. During his long career with Unisys (which resulted from the merger of Burroughs and Sperry Corporations) he had key assignments as President of Burroughs K.K. JAPAN, Vice President and General Manager of American Pacific Division and Strategic Account Management. Mr. Holton has been a member of the Board of Directors since 1998.

     Mr. Robert H. Steele, age 65, is Vice Chairman of the John Ryan Company, a banking services company, which position he has held since 1998. He previously held the positions of Executive Vice President during 1997 and Senior Vice
President from 1992 to 1997. Mr. Steele is also Chairman of Moore Medical Corporation (a distributor of medical, surgical and pharmaceutical products), and a director of NLC Insurance Companies and the New York Mercantile Exchange. He has been a member of the Board of Directors since 1978. It is a condition to the closing of the Recapitalization that Mr. Steele tender his resignation from the Board of Directors.

Class III directors whose present terms continue until 2006:

     Mr. Lyman C. Hamilton, Jr., age 77, is an investment manager and was formerly Chief Executive Officer and President of InterDigital Communications Corporation, a specialized communications company, from 1993 to 1994. He served as Chairman and Chief Executive Officer of Alpine PolyVision, Inc., a flat panel display manufacturer, from 1991 to 1993 and of Imperial Corporation of America, a financial services organization, from 1989 to 1990 and as Chairman and President of Tamco Enterprises, Inc., an investment company, from 1980 to 1989. He had previously served in various positions during a 17 year association at ITT Corporation including President during 1977 and Chief Executive Officer from 1978 to 1979. Mr. Hamilton is also a director of Videonet, Inc., a privately held provider of videoconferencing services. He has been a member of the Board of Directors since 1985. It is a condition to the closing of the Recapitalization that Mr. Hamilton tender his resignation from the Board of Directors.

     Mr. James C. Mavel, age 59, joined Scan-Optics on January 2, 1996 as President and Chief Operating Officer. On December 31, 1996, Mr. Mavel was promoted to Chief Executive Officer. On May 15, 1997, Mr. Mavel was promoted to Chairman of the Board of Directors. From 1991 to 1995 Mr. Mavel was Vice President and General Manager of the Imaging Systems Division of Unisys Corporation. He has been a member of the Board of Directors since 1996.

     Mr. Ralph J. Takala, age 64, is an independent business advisor and financial consultant. In connection with that role, he served as Interim Chief Financial Officer of PictureTel Corporation, an SEC registrant, from 2000 to 2001. Previously, he served as a partner at Ernst & Young, LLP, an international professional services firm, from 1978 to 1995. For a seven year period ending in 1988 at Ernst & Young, LLP, Mr. Takala served as engagement partner for Scan-Optics. He has been a member of the Board of Directors since 2003.

                          Share Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership of shares of common stock as of May 17, 2004 of each director, each nominee for director, each executive officer named in the Summary Compensation Table contained elsewhere in this proxy statement and the directors and executive officers of the Company as a group. Other than Mr. Mavel, our CEO, we know of no persons with beneficial ownership of more than 5% of our voting stock as of May 17, 2004. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as being beneficially owned by such stockholder. The address for the individuals listed below is c/o Scan-Optics, Inc., 169 Progress Drive, Manchester, Connecticut 06040, except that the address for Messrs. Schooley and Scinto and Ms. Tilton is c/o Patriarch Partners, LLC, 112 South Tryon Street, Suite 700, Charlotte, NC 28284.



                                                                                      Percentage
                                                                                 of Common Stock
         Name                                      Number of Shares (1)              Outstanding
         ---------------------------               ----------------              -------------------
         Logan Clarke, Jr.                                50,600                           *
         Richard J. Coburn                                55,200                           *
         Richard C. Goyette                              215,232                           2.8%
         E. Bulkeley Griswold                             86,500                           1.2%
         Lyman C. Hamilton, Jr.                           55,000                           *
         John J. Holton                                   25,000                           *
         Joel K. Howser                                  175,749                           2.3%
         James C. Mavel                                  422,152                           5.4%
         Clarence W. Rife                                202,754                           2.7%
         Robert H. Steele                                 78,000                           1.0%
         Ralph J. Takala                                       0                           N/A
         Michael J. Villano (2)                          255,205                           3.3%
         Scott Schooley(3)                                     0                           N/A
         Lynn Tilton (4)                                       0                           N/A
         Michael Scinto(5)                                     0                           N/A

         Directors and executive officers as a
         group (14 persons)                            1,760,069                          19.5%

(*)  Ownership is less than 1%.


(1) Includes the following number of shares subject to options exercisable within 60 days of May 17, 2004: Logan Clarke, Jr., 50,000 shares; Richard
     J. Coburn, 50,000 shares; Richard C. Goyette, 214,750 shares; E. Bulkeley Griswold, 50,000 shares; Lyman C. Hamilton, Jr., 50,000 shares; John J. Holton, 25,000 shares; Joel K. Howser, 174,667 shares; James C. Mavel, 361,667 shares; Clarence W. Rife, 199,467 shares; Robert H. Steele, 50,000 shares; Michael J. Villano, 243,083 shares (includes 50,000 options granted to Mary Villano, Michael Villano's wife, on April 26, 2004); and all directors and executive officers as a group, 1,605,300 shares.

(2) Mr. Villano is deceased, and all shares are held by his estate, except for 50,000 options that were granted to Mary Villano, Michael Villano's wife, on April 26, 2004.

(3) Mr. Schooley is the President of Woodside Capital Management, LLC, a company that, among other things, provides advisory services to ARK (through Patriarch Partners, LLC) with respect to Scan-Optics.

(4) Under rules of the Securities and Exchange Commission relating to beneficial ownership, neither Ms. Tilton nor ARK or its affiliates, beneficially own any shares of common stock of Scan-Optics as of the record date (i.e. May 17, 2004). Effective upon the Recapitalization described in "Proposal Two - Approval of Amended and Restated Certificate of Incorporation of Scan-Optics," ARK will beneficially own 36,256,407 shares of common stock of Scan-Optics, of which 6,815,114 such shares will be subject to repurchase by Scan-Optics upon exercise of outstanding options under the Senior Executive Stock Option Plan, all as described under Proposal Two. Ms. Tilton is the manager of and indirectly owns substantially all of Patriarch Partners, LLC, the collateral manager of ARK.

(5) Mr. Scinto is an employee of Patriarch Partners, LLC, the collateral manager of ARK.

                             EXECUTIVE COMPENSATION

                               Executive Officers

     Our current executive officers, their ages, business experience over at least the last five years and period of time as an officer of Scan-Optics are described below.

     Mr. James C. Mavel, age 59, joined Scan-Optics on January 2, 1996 as President and Chief Operating Officer. On December 31, 1996, Mr. Mavel was promoted to Chief Executive Officer. On May 15, 1997, Mr. Mavel was promoted to Chairman of the Board of Directors. From 1991 to 1995 Mr. Mavel was Vice President and General Manager of the Imaging Systems Division of Unisys Corporation. He has been a member of the Board of Directors since 1996.

     Mr. Joseph P. Crouch, age 41, joined Scan-Optics in March 1999 and was appointed to the position of Vice President - Manufacturing Services Division in November 1999. Prior to joining the Company, Mr. Crouch was Director of Manufacturing Operations for CalComp's Input Technologies Division. Mr. Crouch had over ten years of contract manufacturing experience before joining the Company.

     Mr. Richard C. Goyette, age 52, joined Scan-Optics in March 1996 as Vice President - Sales and Marketing. Prior to joining the Company, from 1993 through 1995, Mr. Goyette was Vice President of the Imaging Systems Division of Unisys. From 1992 to 1993, he was Vice President of the Software Products Group of Unisys. From 1990 to 1992 he was Vice President of Corporate Information
Productivity Systems of Unisys. He is currently Vice President - Sales and Marketing.

     Mr. Joel K. Howser, age 56, joined Scan-Optics in February 1997 as Vice President - Marketing. In December of 1997, Mr. Howser assumed the responsibility of Vice President - Product Development. Prior to joining the Company, from 1989 through 1996, he was Director of Development for Unisys in its image program. Mr. Howser had twenty years of experience in transaction processing and OCR/image development prior to joining Unisys. He is currently Vice President - Software Development.

     Mr. Clarence W. Rife, age 64, has been employed by Scan-Optics since 1969 and was appointed to the position of Vice President in 1975. He is currently Vice President - Access Services Division and Hardware Engineering.

     Mr. Peter H. Stelling, age 53, joined Scan-Optics in 2003 as Vice President of Finance and in 2004 was named Chief Financial Officer, Vice President, Treasurer and Assistant Corporate Secretary. In his prior assignment, he was Senior Vice president of Finance and Chief Financial Officer of Gale Group, an operating unit of the Thomson Corporation. Prior to Gale, Mr. Stelling served as Vice President of Finance at Chambers Engraving Group, a unit of Dyson-Kissner-Moran, Inc, a New York based investment firm.

                           Summary Compensation Table

     The following table sets forth information concerning the compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of Scan-Optics in 2003 for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001.


                                                                                             Long Term
                                                                                           Compensation
                                                        Annual Compensation                   Awards
                                                        -------------------                   ------
                                                                         Other Annual       Securities          All Other
             Name and                          Salary        Bonus       Compensation       Underlying       Compensation ($)
        Principal Position           Year       ($)         ($)(1)           ($)            Options (#)            (2)
----------------------------------- ------- ------------- ------------ ----------------- ------------------ -------------------

James C. Mavel                        2003       316,250      118,500        17,042 (3)        125,000              22,302
Chairman of the Board,                2002       262,500       55,466        23,128 (4)              0              15,333
Chief Executive Officer, Director     2001       250,000      100,000        27,228 (5)        250,000              34,834
and President

Richard C. Goyette                    2003       165,880       61,875        13,100 (6)         72,500              14,158
Vice President                        2002       147,900       32,170        17,973 (7)              0               3,212
Sales and Marketing                   2001       145,000       58,000        22,930 (8)        145,000              12,223

Joel K. Howser                        2003       148,720       55,875         7,200 (9)         65,000              13,242
Vice President                        2002       132,600       28,842         7,800 (9)              0               8,925
Software Development                  2001       130,000       52,000         7,800 (9)        130,000              17,690

Clarence W. Rife                      2003       148,720       55,875         7,200 (9)         65,000              20,691
Vice President                        2002       132,600       28,842         7,800 (9)              0              16,023
Access Services Division              2001       130,000       52,000        11,318(10)        130,000              18,585
and Hardware Engineering

Michael J. Villano (11)               2003       189,451       66,375        12,849(12)         70,000              11,944
Chief Operating Officer,              2002       147,000       31,061        14,724(13)              0              11,779
Chief Financial Officer,              2001       140,000       56,000        15,056(14)        140,000              13,836
Treasurer







(1) Represents a cash bonus earned by such individuals in the applicable fiscal year and paid during the next fiscal year.

(2) These amounts include an employer match under the Scan-Optics, Inc. Retirement Savings Plan, a qualified plan under Section 401 of the Internal Revenue Code of 1986 (the "Retirement Plan") and term life, disability and other insurance premiums paid by Scan-Optics. For 2003, the respective amounts are as follows: Mr. Mavel, $7,936 to Retirement Plan and $14,366 in insurance premiums; Mr. Goyette, $7,557 to Retirement Plan and $6,601 in insurance premiums; Mr. Howser, $6,802 to Retirement Plan and $6,440 in insurance premiums; Mr. Rife, $6,802 to Retirement Plan and $13,889 in insurance premiums; and Mr. Villano, $8,351 to Retirement Plan and $3,593 in insurance premiums.

(3)  Auto  allowance   ($5,825),   country  club  membership  ($6,442)  and  tax
     preparation services ($4,775).

(4)  Auto  allowance   ($8,421),   country  club  membership  ($8,554)  and  tax
     preparation services ($6,153).

(5)  Auto  allowance   ($8,796),   country  club  membership  ($8,824)  and  tax
     preparation services ($9,608).

(6)  Auto allowance ($7,200) and tax preparation services ($5,900).

(7)  Includes auto allowance ($7,800) and tax preparation services ($8,490).

(8)  Auto  allowance   ($7,800),   country  club  membership  ($7,741)  and  tax
     preparation services ($7,389).

(9)  Auto allowance.

(10) Auto Allowance ($7,800) and country club membership ($3,518).

(11) Mr. Villano passed away in early 2004.

(12) Auto allowance ($7,200) and country club membership ($5,649).

(13) Auto allowance ($7,800) and country club membership ($6,924).

(14) Auto allowance ($7,800) and country club membership ($7,256).


                       Options Granted in Last Fiscal Year

     The following table sets forth information on options granted in 2003 to the executive officers listed in the Summary Compensation Table:




                                               Individual Grants
                                               -----------------

                                         % of Total
                                           Options        Exercise
                           Options       Granted to         or                          Grant Date
                          Granted       Employees in      Base Price   Expiration        Present Value
Name                          #          Fiscal Year        ($/Sh)         Date         ($) (1)
-------------------------------------------------------------------------------------------------------
James C. Mavel             125,000         17.4%             .28         3/18/13           32,500
Richard C. Goyette          72,500         10.1%             .28         3/18/13           18,850
Joel K. Howser              65,000          9.1%             .28         3/18/13           16,900
Clarence W. Rife            65,000          9.1%             .28         3/18/13           16,900
Michael J. Villano          70,000          9.8%             .28         3/18/13           18,200




(1) Present value determination was made using a Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the following assumptions:

                     1.  Volatility                       1.102
                     2.  Interest Rate                        3%
                     3.  Time to Exercise              10 years

     In general, options granted to the named executive officers under the Company's Stock Option Plans vest in installments of one-third commencing one year after grant. The option exercise price is equal to the fair market value of a share of Common Stock on the date of grant. Options vest in full upon a reorganization, merger or consolidation in which the Company is not the surviving corporation and upon other specified events.

               Aggregated Option Exercises in Last Fiscal Year and
                          Fiscal Year-End Option Values

     The following table summarizes options exercised during 2003 and presents the value of unexercised options held by the named executives at fiscal year-end:



                                                        Number of              Value*
                                                       Securities                of
                                                       Underlying            Unexercised
                         Shares                        Unexercised          In-the-Money
                        Acquired        Value            Options               Options
                       On Exercise    Realized*         at Fiscal             at Fiscal
Name                       (#)           ($)            Year-End              Year-End
--------------------------------------------------------------------------------------------

James C. Mavel              0             0            320,000 (1)      $     55,000 (1)
                                                       125,000 (2)      $     22,500 (2)

Richard C. Goyette          0             0            190,583 (1)      $     31,900 (1)
                                                        72,500 (2)      $     13,050 (2)

Joel K. Howser              0             0            153,000 (1)      $     28,600 (1)
                                                        65,000 (2)      $     11,700 (2)

Clarence W. Rife            0             0            183,800 (1)      $     30,156 (1)
                                                        65,000 (2)      $     11,700 (2)

Michael J. Villano          0             0            180,750 (1)      $     30,800 (1)
                                                        70,000 (2)      $     12,600 (2)

(1)  Exercisable

(2)  Unexercisable



* Values are calculated by subtracting the exercise or base price from the fair market value of the common stock as of fiscal year end ($0.46 per share).

                         Executive Employment Agreements

     Scan-Optics entered into an employment agreement ("Employment Agreement") effective as of December 31, 1996 with James C. Mavel to serve as its President and Chief Executive Officer and in such other executive capacities as the Board of Directors may designate from time to time. The term of Mr. Mavel's employment extends until either party terminates it. The Employment Agreement provides for a base annual salary of $200,000 or such greater amount as the Board of
Directors may from time to time determine, annual incentive compensation, involving both potential cash and stock option benefits, as the Stock Options and Executive Compensation Committee of the Board of Directors may determine, life insurance in the face amount of $550,000, use of an automobile, health and disability insurance benefits, participation in other benefits available generally to executive employees as the Board of Directors may determine, and certain other personal benefits. Mr. Mavel's employment terminates automatically upon death or after three months of disability, and may also be terminated by Scan-Optics or Mr. Mavel. Under the Employment Agreement, Mr. Mavel is entitled to severance benefits consisting of one-year's base pay and continued
participation for a year in our health and disability insurance plans if Scan-Optics terminates Mr. Mavel's employment without cause (as defined in the Employment Agreement) prior to a change in control of Scan-Optics or if Mr. Mavel, prior to a change in control, terminates his employment because Scan-Optics has significantly diminished his job responsibilities.

     Following a change in control of Scan-Optics, Mr. Mavel would be entitled to enhanced severance benefits, similar to those available to other executive officers and described below, if his employment terminates involuntarily (except on account of death or disability or for cause) or he terminates his employment for good reason. Good reason is defined to include: an adverse change in Mr. Mavel's powers, responsibilities or duties; a reduction in his base pay, discontinuance or a reduction of his participation in an incentive pay plan or arrangement or employee benefits in which he was participating; the failure of a successor company to assume the obligations of Scan-Optics under the Employment Agreement in connection with a liquidation, merger or consolidation of Scan-Optics or a transfer of all or substantially all of its assets; or any material breach of the agreement by Scan-Optics or any successor. Upon any such termination of employment, Mr. Mavel will receive a lump sum payment equal to the sum of (a) two and a half times his base pay, (b) two and a half times his incentive payments from the preceding year (or the second or third preceding year, if greater), (c) two and a half times Scan-Optics' matching contribution to its Retirement Savings Plan that would be made if he deferred four percent (or such higher percentage as may be eligible for matching contributions) of the amount of his base pay and incentive pay, and (d) the value of all his options to acquire Scan-Optics stock that will not become exercisable on account of his termination. The lump sum payment is subject to reduction if necessary to avoid the imposition of an excise tax under the federal income tax law limitations on so-called "golden parachute" payments. In addition, Mr. Mavel's health, disability and life insurance coverages will continue for two years following termination of employment.

     A change in control is defined as a change that would be required to be reported pursuant to the proxy regulations under the Securities Exchange Act of 1934, as amended, whether or not Scan-Optics is then subject to such reporting requirements. A change in control would also occur if any person or entity acquires 22% or more of the voting power of our outstanding securities or if over a two-year period the members of our Board of Directors at the beginning of the period (together with any persons nominated by a two-thirds majority of such directors) cease to constitute a majority of the Board. It is possible that the Recapitalization may be deemed a change in control under this definition.


                         Executive Severance Agreements

     Scan-Optics has adopted severance agreements for executive officers, including but not limited to each of the named executive officers (other than the CEO, discussed above) in the summary compensation table. These agreements provide severance benefits in the event of an involuntary termination of employment with Scan-Optics (except on account of death, disability or cause) or a voluntary termination of employment with Scan-Optics where good reason exists, in either case following a change in control of Scan-Optics. A change in control is defined in the same way as in Mr. Mavel's Employment Agreement described above. On an involuntary termination following a change in control, each executive officer is entitled to a lump sum payment equal to the sum of (a) two and a half times his base pay and commission pay, (b) two and a half times his incentive payments from the preceding year (or the second or third preceding year, if greater), (c) two and a half times Scan-Optics' matching contribution to its Retirement Savings Plan that would be made if he deferred under such Plan four percent (or such higher percentage as may be eligible for matching contributions) of the amount of base pay, commission pay and incentive pay, and (d) the value of all options to acquire Scan-Optics common stock that will not become exercisable on account of the executive officer's termination. The lump sum payment is subject to reduction if necessary to avoid the imposition of an excise tax under federal income tax law limitations on so-called "golden parachute" payments. In addition, the executive officer's insurance coverages will continue for two years following termination. These benefits generally will be in addition to any other benefits that executive officers are entitled to receive from Scan-Optics.

                          Executive Insurance Agreement

     Under an insurance agreement with Mr. Rife, Scan-Optics is obligated to provide certain retirement and disability benefits. If Mr. Rife dies while in the employ of Scan-Optics but prior to attaining the age of 65, Scan-Optics is obligated to pay his beneficiary $50,000 per annum for each of the ten years following such death, with payment to commence in the year of death. If he retires from Scan-Optics upon attaining the age of 65, or thereafter, Scan-Optics is obligated to pay him (or his beneficiary in the event that he dies during the retirement period) $50,000 per annum for each of the ten years following such retirement, with payment to commence in the year of retirement. To provide for the adequate funding of its obligations under the agreement, Scan-Optics has purchased and is obligated to maintain at its expense an insurance policy on Mr. Rife's life in the face amount of $310,000. Scan-Optics has purchased and is obligated to maintain for the benefit of Mr. Rife, at Scan-Optics' expense, a disability income policy which would provide disability benefits to him in the amount of $2,500 per month. The agreement provides that payments under the disability policy will commence six months after a determination of disability has been made and will continue until Mr. Rife reaches the age of 65. The agreement provides for automatic termination if Mr. Rife resigns or otherwise voluntarily terminates his employment other than by reason of disability or retirement upon attaining the age of 65, or if his employment is terminated by reason of gross misconduct.

                             Stock Performance Graph

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from January 1, 1999 through December 31, 2003, with the cumulative total return on the Russell 2000 Index and the NASDAQ Computer & Data Processing Index. The comparison assumes $100 was invested on January 1, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The performance shown is not necessarily indicative of future performance. To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, this section of the proxy statement shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                [OBJECT OMITTED]

             Report of the Board of Directors and the Stock Options
                      and Executive Compensation Committee

     The following report shall not be deemed to be "soliciting material" or to be "filed" with the Securities Exchange Commission, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The Stock Options and Executive Compensation Committee is responsible for making recommendations to the full Board of Directors with respect to the compensation of our Chief Executive Officer and other executive officers of Scan-Optics, and with respect to long- and short-term incentive compensation awards. It also makes grants under our stock option plans for employees. The members of the Stock Options and Executive Compensation Committee are Messrs. Clarke, Coburn and Holton (Chairman). All members are non-employee directors, and no member has any direct or indirect material interest in or relationship with Scan-Optics outside of his position as director.

     During 2003, the Stock Options and Executive Compensation Committee met separately from the Board of Directors on one occasion, and other decisions were made in joint session with the other members of the Board of Directors. Mr. Mavel, the sole member of management who serves on the Board of Directors, did not participate in decisions specifically concerning his compensation. The policies of the Board and the Stock Options and Executive Compensation Committee and their application in 2003 are described below.

     The principal components of our executive compensation program are base salary, bonus compensation and stock options. Actual salary changes are based on performance. Bonus awards for executive officers and other key members of management are paid only if Scan-Optics meets specified goals. Special awards can be granted to various members of management and other key employees based on merit.

     Stock options are intended to align the interests of top management with the interests of stockholders. The Committee has the authority to determine the individuals to whom stock options are awarded, the terms on which option grants are made, and the number of shares subject to each option.

     The overall objective of our compensation program is to reward performance in a manner that is competitive with comparable companies and that provides incentives for managers to produce steadily improved results. Historically, we have carefully measured the various compensation components - base salary, bonuses, options and other fringe benefits - against those offered by peer companies of similar size to ensure that Scan-Optics' executives and key employees are compensated in a fair manner. In December 2002, we adopted a 2003 business plan which includes key financial performance goals to be met by the Company that largely determines the amount of incentive compensation available to the seven executive officers and twenty-three other members of management and that includes various incentives for these officers and other members of management if Scan-Optics exceeds the performance goals included in the plan. We are satisfied that the compensation program included in our 2003 business plan is consistent with the overall objective of providing fair and competitive compensation that offers adequate incentives for the achievement of our performance goals.

     The Committee approved raises for the seven executive officers in June of 2003. These raises represented cost of living and merit increase adjustments and ranged from 4% to 10% of base salary.

     In accordance with the 2003 business plan, the Committee approved awards of bonus compensation and stock options for the achievement of the performance goals included in the 2003 business plan. Achievement of the performance goals was based on the consolidated financial statements of Scan-Optics as of and for the year ended December 31, 2003, as audited by Ernst & Young LLP. Under the plan, a total of $721,000 in bonus compensation was earned, of which $470,000 was paid to the seven executive officers and $251,000 was paid to the twenty-three other key members of management.

     In  making  decisions  with  respect  to  the  Chief  Executive   Officer's
compensation, the Committee considers, in addition to the factors described above, publicly available market data for similarly situated chief executive officers in our geographic area.


Board of Directors and Stock Options and Executive Compensation Committee,

*Logan Clarke, Jr.                                   Lyman C. Hamilton, Jr.
*Richard J. Coburn                                   James C. Mavel
*John J. Holton, Chairman                            Robert H. Steele
E. Bulkeley Griswold                                 Ralph J. Takala

(*) indicates members of the Stock Options and Executive Compensation Committee

                          Report of the Audit Committee


     The following report, except for matters set forth under "Independent Auditor Fee Information" and "Policy of Audit Committee on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountant," shall not be deemed to be "soliciting material" or to be "filed" with the Securities Exchange Commission, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee") oversees, on behalf of the Board of Directors, the quality and integrity of the accounting, auditing and financial reporting practices of Scan-Optics. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Scan-Optics that might bear on the auditors' independence consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditors any relationships that may affect their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditor's independence. The Committee also discussed with management and the independent auditors the quality and adequacy of Scan-Optics' internal controls. The Committee reviewed with the independent auditors their audit plan and audit scope.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the independent auditors' examination of the financial statements.

     The Committee discussed and reviewed the audited financial statements of Scan-Optics as of and for the year ended December 31, 2003, with management and the independent auditors. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     Based on the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements of Scan-Optics be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission, and the Board of Directors approved this recommendation.

                       Independent Auditor Fee Information

     Set forth below is a summary of the fees for professional services provided by Ernst & Young LLP, in each of the last two fiscal years, in each of the following categories.

                                                2003                   2002
                                       --------------        ---------------

    Audit Fees                     $         159,000      $         151,500
    Audit-Related Fees                        15,000                 15,000
    Tax Fees                                  65,385                 61,745
    All Other Fees                                 0                      0
                                       --------------        ---------------

    Total Fees                     $         239,385      $         228,245
                                       ==============        ===============

Audit fees were associated with the annual audit, reviews of the Company's quarterly reports on Form 10-Q, and a statutory audit required internationally. Audit-related fees were associated with the audit of the Company's 401(k) Plan and the Employee Stock Ownership Plan. Tax fees included tax compliance, tax advice and tax planning.


             Policy of Audit Committee on Pre-Approval of Audit and
            Permissible Non-Audit Services of Independent Accountant

     The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. All of the audit fees and services described above were subject to advance approval of the Audit Committee.


Audit Committee,

Ralph J. Takala, Chairman
Robert H. Steele
Lyman C. Hamilton, Jr.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities Exchange Commission. Those directors, officers and stockholders are required to send us copies of all such forms they file. To our knowledge, based on a review of copies of such forms we have received, we believe that all of our officers and directors filed the required forms on or before their due dates, except that none of our officers who were granted options in 2003 filed Form 4 Statements of Changes in Beneficial Ownership to reflect options granted in 2003. The Company is working with these officers to file Form 4 Statements of Changes in Beneficial Ownership to reflect these grants.

                         PROPOSAL TWO - APPROVAL OF THE
        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SCAN-OPTICS


General Information About the Proposed Recapitalization

     On March 30, 2004, we entered into a Third Amended and Restated Credit Agreement (the "Credit Agreement") with ARK CLO 2000-1, Limited ("ARK"), ZOHAR CDO 2003-1, Limited ("Zohar," and together with ARK, the "Lenders") and Patriarch Partners Agency Services, LLC, as agent (the "Agent"), to restructure existing secured obligations of Scan-Optics to ARK which had a maturity date of December 31, 2004, described under the heading "Terms of the Restructuring and Recapitalization" on page 31 of this proxy statement and referred to in this proxy statement as the "Restructuring."

     Pursuant to the Credit Agreement, our Board of Directors has agreed to use its best efforts, subject to its fiduciary duties, to effect a recapitalization of Scan-Optics in exchange for an extension of the current maturity date (which is June 1, 2005) of all obligations to the Lenders under the Credit Agreement until March 30, 2007. The key elements of the proposed recapitalization are:

     o cancellation of $3.8 million of mandatorily redeemable preferred stock with a redemption date of June 1, 2005 held by ARK, which redeemable preferred stock allows the holder, under certain circumstances, to exercise 46.67% of the voting power of Scan-Optics on a fully-diluted basis;

     o cancellation of a warrant held by ARK exercisable after December 31, 2004 for 33.2% of our fully-diluted common stock as of the warrant's issuance date at $0.02 per share;

     o issuance of common stock to ARK so that following such issuance ARK will own 79.8% of our fully-diluted common stock, subject to dilution for certain options which are currently granted, or may in the future be granted, to our key employees; and

     o extension of the maturity of all of our indebtedness to ARK under the Credit Agreement to March 30, 2007.

     The proposed recapitalization, which we will refer to as the "Recapitalization" in this proxy statement, is described under the heading "Terms of the Restructuring and Recapitalization" on page 31 of this proxy statement.

     In order to complete the Recapitalization, we must increase our authorized common stock by amending our certificate of incorporation. Any amendment to our certificate of incorporation must be approved by stockholders holding a majority of our issued and outstanding common stock, the only class of our stock which currently has voting rights. If you do not approve the amended and restated certificate of incorporation attached to this proxy statement as Exhibit A, we will be unable to complete the Recapitalization, with the consequences described below, including the maturity of approximately $13.6 million in outstanding obligations to ARK on June 1, 2005 unless we are able to negotiate modified terms.

     In this section of the proxy statement, we describe the reasons for the Restructuring and the proposed Recapitalization, the alternatives that we considered, the specific terms of the Restructuring and proposed Recapitalization, the effects of the proposed Recapitalization on Scan-Optics, our stockholders and our management and the proposed amended and restated certificate of incorporation which will, among other things, increase our authorized common stock to enable us to complete the Recapitalization.

Background of the Recapitalization

     Existing Credit Arrangements
     ----------------------------

     Scan-Optics entered into a credit arrangement with Fleet National Bank, formerly known as BankBoston, N.A., in 1999 pursuant to a Second Amended and Restated Loan Agreement (the "Original Loan Agreement"). From the third quarter of 1999 through the end of 2000, the Company was in default under the Original Loan Agreement as a result of its failure to remain in compliance with certain financial covenants. In January 2001, Fleet assigned record ownership of its interest under the Original Loan Agreement to ARK, a structured finance vehicle managed by Patriarch Partners, LLC ("Patriarch Partners"), and Scan-Optics entered into a waiver agreement with ARK pursuant to which ARK agreed to waive certain defaults under the Original Loan Agreement through July 1, 2001. During 2001, ARK entered into two additional waiver agreements, which provided Scan-Optics temporary relief from compliance with the financial covenants of the Original Loan Agreement. In December 2001 (the "2001 Restructuring"), the Company restructured its loan agreements with ARK to, among other things, forgive a portion of the outstanding term debt. Under the restructured credit terms, Scan-Optics had available a $10 million revolving line of credit and a $2 million term loan, both accruing interest at prime plus 2% and due December 31, 2004, with the term loan subject to prepayment in an amount equal to 50% of excess cash flow (cash flow not needed to pay financial obligations then due) in any calendar quarter. As part of the 2001 Restructuring and in exchange for the forgiveness of $6.5 million of term debt, Scan-Optics issued to ARK shares of Series A preferred stock with a mandatory redemption on December 31, 2004 at $3.8 million plus interest at prime plus 2% and a warrant representing the right to purchase shares of common stock representing 33.2% of the then outstanding common stock plus shares reserved under outstanding options, exercisable after December 31, 2004 for $0.02 per share. Upon the exercise of the warrant, ARK would be entitled to 46.67% of our fully-diluted voting power based on its Series A preferred stock and, together with its right to vote 33.2% of the common stock on a fully-diluted basis, would control well in excess of a majority of our voting power. See "Effects of the Proposed Recapitalization - Dilution" beginning on page 40 of this proxy statement.

     At March 31, 2004, the Company had more than $13.6 million in outstanding borrowings, including the mandatorily redeemable preferred stock, under the credit arrangements with ARK.

     Reasons for the Recapitalization; Alternatives Considered
     ---------------------------------------------------------

     In 2003, the Board of Directors of Scan-Optics began a series of discussions regarding the credit arrangements with ARK, in light of the scheduled maturity date of December 31, 2004 for all obligations under the credit arrangements, aggregating approximately $12.7 million including the mandatorily redeemable preferred stock. Based on its estimate of the projected financial performance of the Company, the Board of Directors understood that a refinancing would be required before the obligations to ARK became due under the credit arrangements, because the Company was unlikely to have sufficient cash flow to repay its obligations in full on maturity.

The Board of Directors also determined that any restructuring must enable the Company to obtain an unqualified opinion from the Company's independent auditors regarding the Company's status as a "going concern." The Company had received qualified audit opinions twice before, for the years ended December 31, 2000 and December 31, 2001. During 2003, the Company became concerned that further qualified opinions would have negative repercussions for certain domestic and foreign customer relationships. Further, the Board of Directors believed that reducing and restructuring the Company's indebtedness through a refinancing would provide opportunities to further improve the financial position of the Company by freeing up cash flow to invest in strategic business growth.

     At a meeting held on September 15, 2003 and after interviews with a number of investment banking firms by an ad hoc committee of the board, the Board of Directors engaged Colchester Capital, LLC to advise the Company with respect to a potential restructuring of the ARK credit arrangement as well as potential alternative refinancings available to the Company. Colchester Capital is a private investment and advisory firm which advises and considers investments in companies which need fresh capital to resume their growth or are overleveraged and need additional liquidity or restructuring and recapitalization. The firm focuses on a wide range of industries, including the technology, industrial, healthcare and consumer sectors and has experience with a broad range of transactions including equity and debt financings, mergers and acquisitions and restructurings and leveraged finance.

     Representatives of Scan-Optics and Colchester Capital met with representatives of Patriarch Partners on November 11, 2003. At this meeting, Patriarch Partners advised us that ARK would be unwilling to forgive any outstanding term or revolving debt. Patriarch Partners expressed ARK's willingness to consider canceling ARK's $3.8 million redeemable preferred stock and the warrant, extending the maturity on the obligations to ARK and expanding its commitment under the revolving line of credit in exchange for a 79.8% voting interest in Scan-Optics. A second meeting was scheduled to discuss the proposal for the restructuring in greater detail.

     During the period from November 2003 through March 2004, Colchester Capital and Scan-Optics continued to discuss the terms of a possible restructuring with ARK. A meeting was held with representatives of Patriarch Partners on November 26, 2003 and, after the November 26 meeting, a term sheet for a proposed restructuring was prepared and provided to the Board of Directors. The Board of Directors approved the term sheet on December 3, 2003 and the term sheet was presented to Patriarch Partners immediately thereafter. Throughout the period from December 2003 through March 2004, extensive negotiations were conducted with Patriarch Partners regarding the terms of the proposed Restructuring, which focused on the following primary goals: extending the maturity of the obligations to ARK; reducing amortization during the term of the credit arrangement; obtaining a term loan working capital facility to increase cash flow available for our strategic growth; and modifying certain financial covenants which, based on our 2004 business plan, would be unlikely to be achieved for the second quarter of 2004.

     During the period from November 2003 to March 2004, at the request of the Board of Directors, Colchester Capital also explored alternatives to a restructuring with ARK. It contacted a range of private equity funds and senior lenders who specialize in financing small and mid-market company recapitalizations to discuss refinancing the senior debt and mandatorily redeemable preferred stock held by ARK as well as other potential alternative financing arrangements for Scan-Optics. Although a number of the potential financing sources met with us or conducted due diligence reviews, none provided us with a term sheet. Further, in these preliminary conversations, the range of terms proposed by the potential financing sources would have provided current stockholders with less advantageous terms than the terms ultimately negotiated in the proposed Recapitalization. We also had discussions with a potential strategic buyer with whom Scan-Optics had held discussions in the past. The buyer was not interested in either an investment in, or an acquisition of, Scan-Optics.

     We also considered refinancing alternatives under the Federal bankruptcy laws but deemed a transaction with ARK superior to a reorganization under the Federal bankruptcy laws since the latter would be likely to terminate the entire equity interest of the stockholders of the Company. Under the Restructuring, including the Recapitalization proposed herein, existing stockholders of the Company will retain an approximately 20% interest in the Company before dilution for management shares and options described in "Terms of the Restructuring and Recapitalization."

     The senior management and representatives of Colchester Capital reported the results of their negotiations with ARK and their pursuit of potential alternatives to a restructuring with ARK to the Board of Directors at a meeting held on December 2, 2003. At formal meetings of the Board of Directors held on January 26, 2004 and February 25, 2004 and at informal meetings conducted by telephone at various times during the first quarter of 2004, the Board of Directors discussed and evaluated various refinancing alternatives, including the proposed Restructuring. During the afternoon of March 10, 2004, our Board of Directors met to discuss the proposed Restructuring and the terms of the Credit Agreement with our management, legal advisors and Colchester Capital. After full discussion, the Board of Directors unanimously approved the Restructuring pursuant to the Credit Agreement, including our obligation to use our best efforts, subject to the fiduciary duties of the Board of Directors, to effect the Recapitalization.

     In determining whether to approve the Restructuring, the Board of Directors considered several factors, including:

     o if the Recapitalization is approved, the maturity of all of our indebtedness to ARK and the other lenders under the Credit Agreement would be extended to March 30, 2007, alleviating a serious weakness in our current capital structure;

     o if the Recapitalization is approved, our obligation to redeem the existing Series B preferred stock for $3.8 million plus accrued interest on June 1, 2005 would be terminated;

     o ARK already has the contingent right to exercise well in excess of a majority of our voting power upon exercise of its warrant any time after December 31, 2004 and the exercise of its voting rights under its Series A Preferred Stock, and consequently would be able to exert significant voting power absent the Recapitalization.

     o the Recapitalization would eliminate the warrants and the Series B preferred stock and simplify our capital structure, which may generate increased investor interest;

     o the addition of a term loan working capital facility of $1.5 million would provide us with additional working capital to expand our business;

     o under the restructured debt, our current obligation to prepay term debt with 50% of our available cash flow not needed to pay obligations would be replaced with a less onerous obligation to pay $90,000 of such principal annually, which would allow us to use such excess cash flow to expand our business;

     o having contacted a range of alternative providers of capital during the preceding four months through the efforts of Colchester Capital, there were no viable alternatives reasonably likely to provide more advantageous terms to the Company and its stockholders in the timeframe necessary for the Company.

     After considering these factors, the Board of Directors determined that the terms of the Restructuring were in the best interests of Scan-Optics and its stockholders and approved the Restructuring. In reaching its decision, the Board of Directors did not assign specific weights to particular factors, but rather considered all factors as a whole. This discussion of the material factors is not meant to be exhaustive, but includes the material factors considered by the Board of Directors in approving the Restructuring.

Terms of the Restructuring and Recapitalization

     Terms of Restructuring
     ----------------------

     The Credit Agreement with the Lenders includes the following Restructuring terms:

     o Our secured term debt of $2 million and revolving debt of $10 million, of which $1,589,000 and $7,411,000, respectively, were outstanding immediately prior to the Restructuring, were exchanged for a $9 million term loan and a $2.5 million revolving loan. The new term loan is payable in annual amounts of $90,000 beginning April 1, 2005 with the balance due at maturity. There have been no borrowings to date under the new $2.5 million revolving credit facility, which can be used for working capital and other general business purposes. Borrowings against both such loans will continue to accrue interest at a rate of prime plus 2%. The maturity date for these loans was extended from December 31, 2004 to June 1, 2005.

     o An additional $1.5 million term loan working capital facility was made available to us, with Scan-Optics obligated to repay $2 million at maturity on June 1, 2005. The term loan working capital facility will accrue interest on $2 million at the prime rate. There have been no borrowings to date under the term loan working capital facility.

     o Our financial covenants with respect to backlog, capital expenditures and EBITDA were modified to enhance the financial flexibility of the Company. As modified, we may not permit our backlog to be less than $10 million in any fiscal quarter, we may not make any capital expenditures in excess of $375,000 in any fiscal year and we may not permit our consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) for any period consisting of four consecutive fiscal quarters ending (i) on March 31, 2004 to be less than $2,500,000; (ii) on June 30, 2004 to be less than $1,765,000;
          (iii) on September 30, 2004 to be less than $1,000,000; (iv) on December 31, 2004 to be less than $571,000; (v) on March 31, 2005 to be less than $100,000; (vi) on June 30, 2005 to be less than $208,000;
          (vii) on September 30, 2005 to be less than $391,000; (viii) on December 31, 2005 to be less than $307,000; and (ix) on or after March 31, 2006 to be less than $1,069,000.

     o We have exchanged the $3.8 million mandatorily redeemable Series A preferred stock held by the Lenders for $3.8 million of mandatorily redeemable Series B preferred stock, which Series B preferred stock has substantially the same terms as the Series A, except that the redemption date is extended from December 31, 2004 to June 1, 2005.

     o We have agreed to use our best efforts, subject to the fiduciary duties of the Board of Directors, to complete the Recapitalization by July 1, 2004.

     o Upon approval by our stockholders of the Recapitalization and the satisfaction of all other closing conditions to the Recapitalization, the maturity date for all of our secured obligations to the Lenders will be further extended from June 1, 2005 to March 30, 2007.

     Terms of Recapitalization
     -------------------------

     The Recapitalization includes the following elements, all of which will occur simultaneously as part of a single integrated transaction which is anticipated to occur shortly after our stockholders approve the amended and restated certificate of incorporation:

     o cancellation of the Series B Preferred Stock held by ARK, with a face amount of $3.8 million and 46.67% of the voting power of the Company, on a fully-diluted basis, if ARK were to exercise the warrant;

     o cancellation of the warrant held by ARK exercisable for common stock equal to 33.2% of our fully-diluted common stock as of its issuance date of December 31, 2001 for $0.02 per share;

     o issuance by Scan-Optics of common stock to ARK so that following such issuance ARK will own 79.8% of the fully-diluted common stock of Scan-Optics, subject to dilution from the exercise of options under the Amended and Restated Senior Executive Stock Option Plan described below (the "Senior Executive Stock Option Plan"), which represents approximately 15% of the issued and outstanding common stock of the Company after the Recapitalization, and up to 5% additional dilution from stock options that may be granted in the future under the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan being submitted to our stockholders for approval at our 2004 annual meeting (the "2004 Stock Option Plan"), as described in "Proposal 3 - Approval of the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan" on page 49 of this proxy statement, which could cumulatively reduce ARK's pro forma fully-diluted common stock ownership to no less than 61.56%;

     o termination of the master lease agreement dated as of August 2, 1999, as amended, and replacement of the $841,714 that we would owe ARK under such agreement on June 1, 2005 with a new 4% Series I cumulative redeemable preferred stock of Scan-Optics (the "Series I Preferred Stock") which Scan-Optics must redeem on March 30, 2007 or, if earlier, the occurrence of the maturity date of the obligations under the Credit Agreement or the repayment in full of the loans thereunder, for an amount equal to $841,714 plus accrued and unpaid dividends and with other terms specified in a Certificate of Designations which has been approved by the Board of Directors, as permitted under our Certificate of Incorporation and a copy of which is attached to this proxy statement as Exhibit B, and which will be filed with the
                                -----------

          Secretary of State of Delaware immediately following the filing of the amended and restated certificate of incorporation;

     o entering into such other agreements as ARK shall reasonably request to effect the Recapitalization, including the subscription agreement described immediately below.

     Terms of the Common Stock Subscription Agreement
     ------------------------------------------------

     Scan-Optics and ARK have entered into a subscription and repurchase agreement attached to this proxy statement as Exhibit C, to consummate the Recapitalization. The subscription and repurchase agreement includes the following significant terms:

     o We will issue an aggregate of 36,256,407 shares of common stock to ARK. These shares will represent 79.8% of our fully-diluted shares of common stock, assuming all outstanding options are exercised and all shares are issued to the full extent of any remaining plan reserves, other than under the 2004 Stock Option Plan being proposed to our stockholders in Proposal 3 of this proxy statement beginning on page 49 hereof and other than under the Senior Executive Stock Option Plan.

     o Of the 36,256,407 shares of common stock issued to ARK, an aggregate of 6,815,114 such shares are subject to repurchase by Scan-Optics at $0.02 per share. The shares subject to repurchase represent the number of shares issuable to certain of our executive officers upon the exercise of options originally granted to them under the Senior Executive Stock Option Plan plus new options granted to them under such plan in connection with the Recapitalization (as described under "Interests of Scan-Optics Board of Directors and Management in the Restructuring and Recapitalization" on page 36), such that the fully-diluted percentage of our equity represented by the Senior Executive Stock Option Plan after the Recapitalization will be 15%. When any options under the Senior Executive Stock Option Plan are exercised in accordance with the terms of the applicable option agreement, ARK will transfer a like number of shares to Scan-Optics for $0.02 per share to cover the option exercise, reducing the number of shares of common stock held by ARK. In this way, only ARK, and none of the other stockholders of Scan-Optics, will suffer any dilution upon the exercise of any such options.

     o If ARK does not transfer sufficient shares to Scan-Optics to enable Scan-Optics to issue the number of shares required upon exercise of a stock option under the Senior Executive Stock Option Plan, Scan-Optics will issue such shares to the exercising option holder from its authorized common stock and will then issue or reserve additional shares, as the case may be, to each stockholder, option holder, other holder of rights or convertible securities, or stock plan reserve, other than to ARK and any transferee of its shares, in order to dilute ARK's interest to the fully-diluted equity in Scan-Optics it would have held had it performed its obligations under the subscription agreement.

     o An aggregate of 2,391,268 shares of common stock, equal to 5% of our fully-diluted common stock after the completion of the Recapitalization, will be reserved under the 2004 Stock Option Plan, subject to approval of such plan by our stockholders at the annual meeting as described in "Proposal 3 - Approval of the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan" on page 49 of this proxy statement. Any such options or shares issued under the 2004 Stock Option Plan will dilute all of our stockholders, including ARK, pro rata based on the number of shares of our common stock held by each such stockholder.

     o    We will agree to enter into a registration  rights  agreement with ARK
          containing   unlimited  demand  and  other  registration   rights,  if
          requested in the future by ARK.

     o The Series B redeemable preferred stock and the warrant held by ARK will be canceled upon the issuance of the common stock noted above.

     o 420,857 shares of the Series I Preferred Stock with a mandatory redemption on the earlier of March 30, 2007 or, if earlier, the maturity date of the indebtedness under the Credit Agreement or the repayment in full of the loans thereunder for $841,714 plus accrued but unpaid dividends at 4% per annum, will be issued in cancellation of the lease obligations under the master lease agreement described above.

     o As noted under "Proposal 1 - Election of Directors," as a condition to closing the Recapitalization, three board nominees designated by the Lenders must have been elected to the Scan-Optics Board of Directors:
          Lynn Tilton, Scott Schooley and Michael Scinto. In addition, three directors of Scan-Optics shall have tendered their resignations as of the closing of the Recapitalization: E. Bulkeley Griswold, Robert H. Steele and Lyman C. Hamilton, Jr. As a result, the Board of Directors will consist of six members, including three designees of ARK, and there will be an additional three vacancies. Pursuant to our
          Certificate of Incorporation, any vacancy on the Board of Directors may be filled by the vote of a majority of the directors then in office and any director elected to fill such a vacancy will hold office for the unexpired term of his or her predecessor. It is the intention of the parties that at the first Board of Directors meeting following the closing of the Recapitalization, the Board of Directors will vote to elect two new Directors to fill two of the three vacancies, one of whom will be designated by the three ARK designees to the Board and one of whom will be a director who satisfies the independence requirements of the NASD and who is designated by the other three directors. At this time there is no plan to fill the remaining vacancy that will exist after the first Board of Directors meeting following the closing of the Recapitalization.

     o We make customary representations and warranties concerning our capitalization and other relevant matters. ARK provides customary securities law representations.

     o The closing of the Recapitalization must occur by September 30, 2004, unless such date is extended by ARK.

Material Differences between the Series B Preferred Stock, Warrants and Common Stock

     As part of the Recapitalization, ARK's Series B preferred stock and warrants will be canceled and ARK will receive common stock with 79.8% of the voting power of Scan-Optics, subject to dilution for certain current and future stock options. The material differences between the securities to be canceled and the common stock to be issued to ARK are described below.

     Differences between Series B Redeemable Preferred Stock and Common Stock
     ------------------------------------------------------------------------

     o    Liquidation Preference
          ----------------------

               -> On a liquidation or sale of Scan-Optics (by sale of assets, merger or similar means) the Series B preferred stock is entitled to be paid $3.8 million plus accrued interest of prime plus 2% from December 31, 2001, before the common stock will receive any consideration. Once paid its liquidation preference, the Series B preferred stock is entitled to no additional consideration.

               -> After the Series B preferred stock has received its preference, the common stockholders will share the remaining assets in proportion to the aggregate number of shares of common stock held by each holder.

     o    Mandatory Redemption
          --------------------

               -> The Series B preferred stock is mandatorily redeemable by us on June 1, 2005, or an earlier event of default under the Credit Agreement, for $3.8 million plus accrued interest of prime plus 2% from December 31, 2001.

               ->   The common stock has no mandatory redemption right.

     o    Voting Rights
          -------------

               -> The Series B preferred stock has no voting rights until the warrant held by ARK is exercised, which cannot occur until the earlier of January 1, 2005 or certain defaults under the Credit Agreement. Thereafter, the Series B preferred stock is entitled to that number of votes per share as will provide it with 46.67% of our voting power on a fully-diluted basis, including all outstanding options and warrants.

               ->   The common stock has one vote for each share.

     o    Protective Provisions
          ---------------------

               -> Without approval of the holders of two-thirds of the Series B preferred stock, we may not increase or decrease the authorized number of Series B preferred stock or amend the certificate of incorporation or by-laws to alter or change the rights or preferences of the Series B preferred stock or any other security that is senior to or on a parity with the Series B preferred stock or to authorize, create or issue stock, or securities convertible into stock, that is senior to or on a parity with the Series B preferred stock.

               -> The common stock has no protective provisions in the certificate of incorporation, except for a requirement in Article TENTH of our amended and restated Certificate of Incorporation that the holders of at least 80% of our voting securities approve certain transactions between Scan-Optics and significant stockholders not approved by a disinterested majority of our board.

     Terms of the Warrant
     --------------------

     ARK's warrant is exercisable from and after January 1, 2005 or an event of default under the Credit Agreement and on or before December 31, 2010, for 33.2% of our common stock on a fully-diluted basis as of December 31, 2001, including all outstanding options and warrants, at an exercise price of $0.02 per share. The number of shares issuable under the warrant are subject to adjustment for stock dividends, recapitalizations and similar events as well as for common stock or common stock equivalent issuances below the exercise price. If the loans under the Credit Agreement are repaid and Series B preferred stock redeemed, we may repurchase the warrant for a purchase price equal to (a) $2.7 million plus (b) interest on such amount at prime plus 2% from December 31, 2001, plus (c) common stock in an amount equal to 30% of the common stock on a fully-diluted basis immediately prior to the redemption.

Information About Patriarch

     Patriarch offers a platform and securitization methodology that provides financial institutions and funds with the opportunity to maximize their potential returns on distressed and stressed loan portfolios and other assets. Patriarch currently manages seven CDOs, two CLOs and a private equity fund, and currently oversees or monitors lending to 396 companies. Patriarch's assets under management include equity positions, including majority positions, in over 58 companies. Patriarch is an experienced asset manager that provides comprehensive advice with respect to the pricing, valuation, securitization, servicing and monitoring of distressed and stressed assets and other assets. Patriarch's practice is based upon its investment expertise, workout expertise, and the innovative pricing models that it has created.

Consequences if Recapitalization is Not Approved

     In the event that stockholders fail to approve the Recapitalization or the Recapitalization fails to occur for any other reason, our secured obligations (including our Series B mandatorily redeemable preferred stock), which exceed $13.6 million as of March 30, 2004, will be due and payable on June 1, 2005 unless we are able to renegotiate the terms with the Lenders. We can provide no assurance as to our ability to renegotiate terms that are favorable to Scan-Optics and our stockholders or to repay such obligations as of such date. If we were unable to refinance our obligations to the Lenders on or before June 1, 2005, we would be required to consider all available alternatives, including seeking protection under the Federal bankruptcy laws. Further, as noted earlier, our ability to obtain unqualified audit opinions may be an important consideration to a number of our major customers. A failure to complete the Recapitalization and extend the maturity of our debt would jeopardize our ability to obtain such opinions in the future.

Interests of Scan-Optics Board of Directors and Management in the Restructuring and Recapitalization

     In considering the recommendations of the Board of Directors, our stockholders should be aware that no person affiliated with ARK or Patriarch Partners is a member of our Board of Directors. At our annual meeting, as a condition to closing the Recapitalization, stockholders are being asked to vote for three designees of the Lenders as new members of our Board of Directors, but none of such designees has been a member of our Board of Directors during the negotiation of the Restructuring.

     Certain members of management, including Mr. Mavel who is also a member of the Board of Directors, hold options under our Senior Executive Stock Option Plan. These options are being provided with special anti-dilution protection in connection with the Recapitalization, which protection is being accomplished by the grant of additional options to such option holders under the Senior Executive Stock Option Plan. Under our Senior Executive Stock Option Plan, we granted an aggregate of 1,025,000 options to executive officers on December 31, 2001 at an exercise price of $0.24 per share, the fair market value of our stock on such date, and options for an aggregate of 55,000 shares of our common stock on April 26, 2004 at an exercise price of $0.66 per share, the fair market value of our stock on such date (collectively, the "Old Options").

     In connection with the Recapitalization, the Senior Executive Stock Option Plan reserve is being increased to 6,815,114 shares. The Old Options will not be terminated, nor will the number of shares issuable upon exercise of the Old Options or the exercise price of the Old Options be modified in connection with the Recapitalization. Each holder of Old Options will, however, be granted new options under the Senior Executive Stock Option Plan exercisable for approximately 5.31 shares for each share issuable under the Old Options (each new option, a "New Option") at an exercise price equal to the fair market value of a share of common stock on the date of grant of the New Options. We currently anticipate that the New Options will be granted approximately ten (10) trading days after the closing of the Recapitalization. After the grant of the New Options, each Old Option holder will hold options under the Senior Executive Stock Option Plan exercisable, in the aggregate, for 6.31 shares for each share covered by the Old Options, thus providing the Old Option holders with full anti-dilution protection against the impact of the Recapitalization. As noted under "Terms of the Restructuring and Recapitalization - Terms of the Common Stock Subscription Agreement" on page 34, when any options are exercised after the Recapitalization in accordance with their terms under the Senior Executive Stock Option Plan, ARK will transfer a like number of shares to Scan-Optics for $0.02 per share to cover the option exercise. In this way, only ARK, and none of the other stockholders, will suffer any dilution upon the exercise of such options.

     The Scan-Optics Board of Directors (with Mr. Mavel abstaining) approved the grant of New Options in order to provide our key management with an approximately 15% stake in our enterprise, on a fully-diluted basis. In making its decision, the Board of Directors was cognizant that the Recapitalization would dilute all of our stockholders, but believed that Scan-Optics has relied heavily, and will in the future continue to rely heavily, on the skills and hard work of our management team and must provide them proper incentives for the future efforts we will require of them.

Terms of the Senior Executive Stock Option Plan
-----------------------------------------------

     The following description summarizes key provisions of the Senior Executive Stock Option Plan, as the plan has been amended by the Scan-Optics board of directors on May 28, 2004 in connection with the Recapitalization.

o    Administration.
     ---------------

     The Senior Executive Stock Option Plan is administered by the Stock Options and Executive Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). The Compensation Committee is composed entirely of non-employee directors, as that term is defined under the rules promulgated by the Securities and Exchange Commission. The Compensation Committee has authority to: (i) determine those individuals to whom options will be granted under the Senior Executive Stock Option Plan; (ii) determine the number of shares subject to each option granted; (iii) determine the terms and conditions of each option; and (iv) interpret the Senior Executive Stock Option Plan.

o    Types of Awards That May Be Made Under The Senior  Executive  Stock  Option
     ---------------------------------------------------------------------------
     Plan.
     -----

     Only non-qualified stock options may be granted under the Senior Executive Stock Option Plan.

o    Eligibility.
     -----------

     Before amendment to the Senior Executive Stock Option Plan, options were issuable thereunder only to senior executive officers of the Company as of December 31, 2001 and for a number of shares equal to one share for each dollar of such officer's annual salary as of December 31, 2001. Under the Senior Executive Stock Option Plan as amended, one or more options may be granted under the Senior Executive Stock Option Plan by the Compensation Committee to such persons, at such time or times and in such amounts as the Compensation Committee determines; provided that the purpose of the plan is to provide equity incentives to senior executive officers of Scan-Optics, and all options granted under the plan have been made to senior executives, their heirs or beneficiaries and, in one case, to a senior executive officer whose services to the Company had recently ceased. As of May 17, 2004, eight individuals were eligible to participate in the Senior Executive Stock Option Plan: Messrs. James C. Mavel (Chief Executive Officer), Richard C. Goyette (Vice President, Sales and Marketing), Joel K. Howser (Vice President, Software Development) , Clarence C. Rife (Vice President, Access Services Division and Hardware Engineering), Michael Villano (Chief Financial Officer through February 2004), Alan Ware (Vice President, Project and System Engineering through May 2004), Joseph P. Crouch (Vice President, Manufacturing Services Division), and Peter H. Stelling (Chief Financial Officer since March 2004).

o    Shares Subject to Options.
     -------------------------

     The Senior Executive Stock Option Plan currently has 1,115,000 shares of Common Stock available for grant under such plan. As the plan has been amended, if the Recapitalization is consummated, the stock subject to options will be shares of the Company's Common Stock in an amount not to exceed an aggregate of 6,815,114 shares, subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the Company's capitalization. As described under Terms of the Restructuring and Recapitalization - Terms of the Common Stock Subscription Agreement" on page 33, when any options under the Senior Executive Stock Option Plan are exercised in accordance with their terms after the consummation of the Recapitalization, ARK will transfer a like number of shares to Scan-Optics for $0.02 per share to cover the option exercise. In this way, only ARK, and none of the other stockholders of Scan-Optics, will suffer any dilution upon the exercise of such options. If any outstanding option expires or terminates prior to its exercise in full, the shares of Common Stock allocable to the unexercised portion of such option will become available for the grant of other options ("New Grants") under the Senior Executive Stock Option Plan. ARK's obligation to transfer shares to Scan-Optics to cover exercises of New Grants shall only apply to New Grants made on or before the third anniversary of the Recapitalization. As of the date of this proxy statement, the Compensation Committee has granted options, contingent upon the closing of the

     Recapitalization, exercisable for all available shares under the Senior Executive Stock Option Plan and accordingly has no plans, proposals or arrangements, written or otherwise, to grant any options under the Senior Executive Stock Option Plan.

o    Option Price.
     -------------

     Before amendment to the Senior Executive Stock Option Plan, options were to be granted for no less than the fair market value of the shares of Common Stock on the date of grant. The board of directors wished to permit more flexibility under the Senior Executive Stock Option Plan and accordingly, under the plan as amended, the price at which shares may be purchased pursuant to an option may not be less than the par value of the Common Stock, $0.02 per share. Notwithstanding such amendment, all options granted to date under the Senior Executive Stock Option Plan (including the New Options described above) have been granted at 100% of the fair market value of the shares of Common Stock on the date the option is granted.

o    Exercise of Options.
     -------------------

     No option may be exercised after the expiration of ten years from the date it is granted.

     Each option is exercisable in such installments during the period prior to its expiration date as the Compensation Committee shall determine or may, if so determined by the Compensation Committee, be exercisable in whole or in part at any time prior to its expiration date. In the event of certain mergers or reorganizations in which the Company is not the surviving corporation, sales of 50% or more of the Company's assets or liquidation or dissolution of the Company, the time at which all options under the Senior Executive Stock Option Plan option is exercisable shall be accelerated and all such options shall become exercisable in full prior to such event. The Compensation Committee may also accelerate exercisability of options at any time in its discretion in the event of death or disability. All options granted to date under the plan have been exercisable on the six month anniversary of the date of grant (with respect to options granted on December 31, 2001) or immediately.

     The option price for the number of shares with respect to which the option is exercised must be paid in full to the Company upon exercise of an option. The optionee may pay all or part of the option price by delivering shares of the Company's Common Stock which shall be credited against the option price at the fair market value of such stock on the date of exercise. In addition, the optionee may use the shares received upon the exercise of an option to pay the option price to acquire additional shares. This technique allows optionees to exercise the option which they have been granted by using any appreciation present in the shares which they own.

     Under the Senior Executive Stock Option Plan, optionees have the opportunity to satisfy withholding tax obligations, in whole or in part, either by having the Company withhold from the shares to be issued upon exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company already-owned Common Stock to satisfy the withholding amount.

     Unless otherwise determined by the Compensation Committee, options are not transferable by the optionee otherwise than by will or under the laws of descent and distribution, and are exercisable, during the optionee's lifetime, only by the optionee.

     Except as described below, options shall terminate, unless exercised, upon the earlier of the date of expiration of the option or 90 days after the date of severance of the employment relationship between the optionee and the Company or a parent or subsidiary of the Company; provided, however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of notice of termination if the optionee is terminated for cause as determined by the Company.

     If an option holder's employment terminates during the term of the option by reason of death or disability, such option shall terminate on the earlier of such date of expiration or one year following the date of death or disability. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option immediately prior to the deceased optionee's death.

     The Compensation Committee may, in its discretion, vary the provisions described in the preceding three paragraphs.

o    Modification.
     -------------

     The Board of Directors may at any time amend, suspend or terminate the Senior Executive Stock Option Plan. No amendment, suspension or termination of the Senior Executive Stock Option Plan shall, without the consent of the optionee, alter or impair any rights or obligation under any outstanding option agreement.

o    Registration of Option Shares.
     ------------------------------

     No shares will be issued and delivered upon exercise of any option unless a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock to be reserved for issuance upon the exercise of options to be granted under the Senior Executive Stock Option Plan has become effective, and unless all other applicable laws and regulations have been complied with. A registration statement on Form S-8 registering 1,115,000 shares was filed on February 28, 2002. The Company intends to file a registration statement covering the remaining shares reserved under the Senior Executive Stock Option Plan before the grant date of such options.

o    Federal Income Tax Consequences.
     --------------------------------

     Please see the description of tax consequences for Non-Qualified Options under the heading "PROPOSAL THREE - Approval of the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan - Federal Income Tax Consequences" on page 52 of the proxy for a description of the tax consequences of the options under the Senior Executive Stock Option Plan.

o    Market Price.
     -------------

     The closing sale price as of June 1, 2004 of the Company's Common Stock on the OTC Bulletin Board was $0.37 per share.

o    Outstanding Options.
     -------------------

     Options covering 2,652,683 shares of the Company's Common Stock were outstanding on December 31, 2003 under the Company's existing stock option plans. These options expire at various dates from 2004 through 2013 and are exercisable at option prices ranging from $ 0.24 to $ 9.19 per share.


o    Plan Benefits.
     -------------

     The following table sets forth aggregate option grants to each of the five most highly compensated executive officers and to the executive officers as a group. No options were granted under the Senior Executive Stock Option Plan to any of our non-employee directors or to non-executive officers:





                                        Senior Executive Stock Option Plan
------------------------------------------- ------------------------------------- ------------------------------------
Name and Position of Option Holder          Aggregate Number of Shares Covered    Aggregate Number of Shares Covered
                                            by Option Grants                      by Option Grants
                                            Pre-Recapitalization                  Post-Recapitalization
------------------------------------------- ------------------------------------- ------------------------------------
James C. Mavel, Chairman of the Board,                    250,000                              1,577,572
Chief Executive Officer and President
------------------------------------------- ------------------------------------- ------------------------------------
Richard C. Goyette, Vice President Sales                  145,000                                914,992
and Marketing
------------------------------------------- ------------------------------------- ------------------------------------
Joel K. Howser, Vice President Software                   130,000                                820,338
Development
------------------------------------------- ------------------------------------- ------------------------------------
Clarence C. Rife, Vice President, Access                  130,000                                820,338
Services Division and Hardware Engineering
------------------------------------------- ------------------------------------- ------------------------------------
Michael Villano, Chief Financial Officer                  190,000                              1,198,956
(1)
------------------------------------------- ------------------------------------- ------------------------------------
All Executive Officers as a Group (7                      950,000                              5,994,776
persons) (2)
------------------------------------------- ------------------------------------- ------------------------------------

(1) Mr. Villano passed away in early 2004. Options include 315,515 options granted to Mr. Villano's wife, Mary Villano.
(2) Excludes 820,338 options (post-Recapitalization) granted to an executive officer who is no longer employed by the Company. Such options are exercisable through August 12, 2004.



         Pro Forma Share Ownership of Management After Recapitalization

     The following table sets forth certain information regarding the pro forma beneficial ownership of shares of common stock as of May 17, 2004, assuming the consummation of the Recapitalization, of each director, each nominee for director, each executive officer named in the Summary Compensation Table contained elsewhere in this proxy statement and the directors and executive officers of the Company as a group. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as being beneficially owned by such stockholder. The address for the individuals listed below is c/o Scan-Optics, Inc., 169 Progress Drive, Manchester, Connecticut 06040, except that the address for Messrs. Schooley and Scinto and Ms. Tilton and for ARK is c/o Patriarch Partners, LLC, 112 South Tryon Street, Suite 700, Charlotte, NC 28284.



                                                                              Percentage
                                                                         of Common Stock
  Name                                      Number of Shares (1)             Outstanding
  ---------------------------               ----------------             -------------------
  Logan Clarke, Jr.                                 50,600                       *
  Richard J. Coburn                                 55,200                       *
  Richard C. Goyette                               985,224                       2.3%
  E. Bulkeley Griswold                              86,500                       *
  Lyman C. Hamilton, Jr.                            55,000                       *
  John J. Holton                                    25,000                       *
  Joel K. Howser                                   866,087                       2.0%
  James C. Mavel                                 1,749,724                       4.0%
  Clarence W. Rife                                 893,092                       2.0%
  Robert H. Steele                                  78,000                       *
  Ralph J. Takala                                        0                       N/A
  Michael J. Villano (2)                         1,264,161                       2.9%
  Scott Schooley(3)                                      0                       N/A
  Lynn Tilton(4)                                36,256,407                      83.0%(5)
  Michael Scinto(6)                                      0                       N/A
  Directors and executive officers as a
  group (14 persons) (7)                         6,754,846                      15.3%(8)
  ARK(4)                                        36,256,407                      83.0%(5)

(*)  Ownership is less than 1%.



(1) Includes the following number of shares subject to options exercisable within 60 days of May 17, 2004: Logan Clarke, Jr., 50,000 shares; Richard
     J. Coburn, 50,000 shares; Richard C. Goyette, 984,742 shares; E. Bulkeley Griswold, 50,000 shares; Lyman C. Hamilton, Jr., 50,000 shares; John J. Holton, 25,000 shares; Joel K. Howser, 865,005 shares; James C. Mavel, 1,689,239 shares; Clarence W. Rife, 889,805 shares; Robert H. Steele,
     50,000 shares; Michael J. Villano, 1,252,039 shares (includes 315,515 options granted to Mary Villano, Michael Villano's wife, on April 26, 2004 or to be granted as a New Option); and all directors and executive officers as a group, 6,650,077 shares.

(2) Mr. Villano is deceased, and all shares are held by his estate, except for 315,515 options that were granted to Mary Villano, Michael Villano's wife, on April 26, 2004 or that will be granted as a New Option.

(3) Mr. Schooley is the President of Woodside Capital Management, LLC, a company that, among other things, provides advisory services to ARK (through Patriarch Partners, LLC) with respect to Scan-Optics.

(4) Upon consummation of the Recapitalization, ARK will be the beneficial owner of 36,256,407 shares of common stock of Scan-Optics, of which 6,815,114 shares will be subject to repurchase by Scan-Optics upon exercise of outstanding options under the Senior Executive Stock Option Plan (as described under Proposal Two). Pursuant to the rules of the Securities and Exchange Commission relating to beneficial ownership, (i) Patriarch Partners, LLC, as collateral manager of ARK (the "Collateral Manager"),
     (ii) LD Investments, LLC ("LDI"), as the sole member of the Collateral Manager, and (iii) Lynn Tilton, as the manager of the Collateral Manager and the manager and majority owner of LDI, can each be deemed to beneficially own the 36,256,407 shares of common stock of Scan-Optics owned by ARK. Each of the Collateral Manager, LDI and Lynn Tilton hereby disclaims any beneficial ownership of such securities.

(5) This percentage has been calculated by dividing the shares of common stock beneficially owned by the named holder by the number of issued and outstanding shares of common stock after the Recapitalization, in accordance with applicable SEC rules. In contrast, the 79.8% figure used elsewhere in Proposal Two to describe ARK's percentage ownership after the Recapitalization is calculated on a fully-diluted basis, assuming all outstanding options are exercised and all shares are issued under existing plan reserves, except for the 2004 Stock Option Plan and the Senior Executive Stock Option Plan.

(6) Mr. Scinto is an employee of Patriarch Partners, LLC, the collateral manager of ARK.

(7) The number of officers and directors on a pro forma basis does not include Messrs. Schooley or Scinto or Ms. Tilton because they are only board nominees as of the mailing of this proxy statement, and includes three current directors whose resignations will occur as conditions to the closing of the Recapitalization. If we were to provide information for directors and executive officers as of the consummation of the Recapitalization, the number of officers and directors would remain 14, but the total number of shares beneficially owned by all such persons would increase to 36,796,977 shares, representing 83.3% of common stock outstanding in accordance with applicable SEC rules.

(8) The percentage is determined by dividing 6,754,846 by 43,696,139 shares of common stock outstanding plus an additional 605,301 currently exercisable options held by the group but excluding the additional 5,994,776 currently exercisable options under the Senior Executive Stock Option Plan (which number represents the 6,815,114 shares reserved under such plan less the number of options held by a former executive officer who is not included in this table in accordance with SEC rules) since such shares are currently beneficially owned by ARK, subject to repurchase at such time as the options are exercised, and thus are already included in the total number of shares of common stock outstanding.

Effects of the Proposed Recapitalization

     Dilution
     --------

     As a result of the Recapitalization, holders of our common stock will incur substantial dilution of their equity interest in Scan-Optics. The following table sets forth certain record ownership of our common stock as of March 31, 2004 on a historical basis and as adjusted to give pro forma effect to the Recapitalization, as if such transaction had occurred on March 31, 2004. The chart has not been prepared in accordance with the rules of the SEC relating to beneficial ownership. Instead, it includes shares of common stock underlying employee and director options regardless of whether such options may be exercised within sixty days, because our negotiations with ARK have been based on a fully-diluted common stock number, regardless of whether any such options are immediately exercisable.



                                                Capitalization of Scan-Optics

                                                          Historical (3/31/04)          Pro Forma Post-Recapitalization
                                                        Number of                          Number
                                                        ---------                          -----
Name of Holder/Group                                     Shares        Percentage 1       of Shares     Percentage 1,2
--------------------                                     ------        ----------        ---------       ----------

Common Issued and Outstanding
(other than ARK)                                         7,439,732         48.73%         7,439,732         15.56%
Option Pool                                             2,852,9553         18.68%                --            --
Option Pool except for Senior Executive and 2004
Stock Option Plans                                              --          0.00%         1,737,955          3.63%
Senior Executive Stock Option Plan                              --          0.00%                - 4           --
Total Old Capital                                       10,292,687         67.41%         9,177,687         19.19%

ARK Series B preferred                                          -- 5                             --            --
ARK Warrant                                              4,975,000         32.59% 6              --            --
ARK Common - Non-Redeemable                                     --          0.00%        29,441,293         61.56%
ARK Common - Redeemable if Senior Executive Stock
Options are Exercised                                           --          0.00%         6,815,114         14.25%

Total ARK                                                4,975,000         32.59%        36,256,407         75.81%

2004 Stock Option Plan Pool                                     --          0.00%         2,391,268          5.00%

TOTAL CAPITALIZATION                                    15,267,687        100.00%        47,825,362        100.00%




1 The percentage of common stock is based on our fully-diluted common stock on a historical basis and on a pro forma basis assuming the Recapitalization, assuming exercise of all then outstanding options and warrants and issuance of all shares in the option reserve.

2 Adjusted to reflect the Recapitalization, pursuant to which the Series B Preferred stock and warrant held by ARK will be cancelled and we will issue an aggregate of 36,256,407 shares of common stock to ARK. In connection with the Recapitalization an aggregate of 6,815,114 of the shares of common stock issued to ARK will be subject to repurchase by us, at $0.02 (par value) per share, upon exercise of options under the Senior Executive Stock Option Plan. This chart assumes that none of such shares have been repurchased.

3 Includes the Senior Executive Stock Option Plan, as well as all other existing option plans.

4 As of the Recapitalization, the Senior Executive Stock Option Plan reserve has been increased to 6,815,114 shares and is reflected in the line item "ARK Common - Redeemable." If all options under the Senior Executive Stock Option Plan are exercised, they will represent 14.25% of the fully-diluted common stock of Scan-Optics and ARK's fully-diluted equity interest will represent 61.56%.

5 If we were not to redeem the Series B preferred stock held by ARK on June 1, 2005, such shares would be entitled to 46.67% of our voting power, on a fully-diluted basis. This contingent voting power has not been reflected in this chart. 6 ARK's warrant is exercisable for 33.2% of our fully-diluted common stock as of December 31, 2001. Subsequent changes in our capitalization have resulted in a slight change to the fully-diluted percentage represented by the warrant.


     Effect on Price of Common Stock and Earnings Per Share
     ------------------------------------------------------

     The Recapitalization contemplates the issuance of our common stock to ARK. The price of the common stock is highly linked to our financial condition and the number of shares outstanding. Because we are issuing a significant amount of common stock in the Recapitalization, we do not know at what price the common stock will trade following the consummation of such transactions. Further, the net income or net loss per share will be proportionately lower as more shares of common stock are issued and outstanding.

     Board of Directors
     ------------------

     As discussed under "Proposal 1 - Election of Directors," it is a condition to closing that ARK's three designees be elected to our board and that three of the current members of the Scan-Optics board resign effective on the Recapitalization. As a consequence, our board will be reduced to six members, three of whom will be ARK designees. In addition, at the first meeting of the Board of Directors after the closing of the Recapitalization, the Board of Directors intends to vote to elect two new directors to fill two of the three vacancies, one of whom will be designated by the three ARK designees to the Board and one of whom will be designated by the other three directors. At future meetings of stockholders, including a meeting which ARK may call as a greater than 40% stockholder pursuant to our proposed amended and restated certificate of incorporation, ARK would be able to elect sufficient directors to gain control of the Board of Directors.

     Tax Consequences to the Company
     -------------------------------

o    Net Operating Loss Limitations
     ------------------------------

     The  Recapitalization  will result in an  ownership  change for purposes of
Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). This will cause the portion of our consolidated federal net operating losses that will be available to us for periods following the Recapitalization to be subject to an annual limitation, which will equal the product of the value of our stock immediately before the ownership change and the then applicable "long-term tax-exempt rate" (e.g., 4.31% for ownership changes occurring in April, 2004). As an example, assuming 7,439,732 shares of common stock with a fair market value of $.46 per share are outstanding immediately prior to the ownership change, then our federal net operating losses would be subject to an annual limitation equal to $147,500 (7,439,732 x .46 x .0431). Additionally, there is a substantial likelihood that any state net operating losses that will be available to us for periods following the Recapitalization will also be subject to limitation. Accordingly, our ability to use net operating losses to offset future taxable income from operations will be materially limited.

o    Scan-Optics Repurchase of Stock from ARK upon Exercise of Options under the
     ---------------------------------------------------------------------------
     Senior  Executive  Stock Option Plan and Issuance of  Additional  Shares of
     ---------------------------------------------------------------------------
     Common Stock as a Remedy
     ------------------------

     As discussed under "Terms of the Common Stock Subscription Agreement" on page 30, of this proxy statement, we will repurchase shares of Common Stock from ARK at $0.02 per share to satisfy option exercises from time to time under the Senior Executive Stock Option Plan. Further, if ARK does not transfer sufficient shares to us in satisfaction of its obligation upon exercise of options under the Senior Executive Stock Option Plan, Scan-Optics must issue additional shares to all stockholders and option holders, other than ARK and its transferees, in order to put ARK in the fully-diluted equity percentage position that it would have been in had it satisfied its obligations under the subscription agreement. The repurchase of Scan-Optics' shares from ARK for par value in connection with the exercise of options will not create any taxable income for Scan-Optics. In the event that Scan-Optics issues additional shares to all stockholders, other than ARK, in the event that ARK does not sell shares to Scan-Optics in connection with the issuance of options as required, this will not create any taxable income for Scan-Optics or our stockholders receiving such shares.

Approval of Our Amended and Restated Certificate of Incorporation

     The Board of Directors has considered, deemed advisable and adopted a resolution approving and recommending to the stockholders for their approval our Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Exhibit A (the "Amended Certificate"). The Amended
Certificate implements the following significant changes to our current certificate of incorporation:

     o replaces the detailed business purposes section with a simple provision which provides that Scan-Optics may conduct any lawful business, promote any lawful purpose and engage in any lawful act of activity for which corporations may be organized under Delaware law.

     o increases the number of shares of common stock authorized for issuance from 15,000,000 to 65,000,000;

     o deletes the terms of the Series A redeemable preferred stock and Series B redeemable preferred stock and provides that the Certificate of Designation for the Series I Preferred Stock, in the form attached hereto as Exhibit B will be filed as of the date of the Amended Certificate;

     o deletes the terms of the Class A stock which was converted into shares of common stock on September 2, 1994 on a share-for-share basis; and

     o permits one or more stockholders holding at least forty percent of the issued and outstanding capital stock of the Company to call a special meeting of stockholders.

     As of March 31, 2004, 7,439,732 shares of common stock were issued and outstanding and at least 7,560,268 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under various stock-based employee benefit plans. Accordingly, as of March 31, 2004, there are no shares of common stock available for future issuance.

     Upon the consummation of the Recapitalization, we will be required to issue an aggregate of 36,256,407 shares of common stock to ARK. In addition, the Board of Directors considers it advisable to have additional shares available for issuance under our employee benefits plans, including the 2,391,268 shares reserved under the 2004 Stock Option Plan, for use in the event we must issue additional shares of common stock as a remedy if ARK does not transfer shares to us to cover Senior Executive Stock Option Plan exercises, for possible future stock dividends or stock splits and for issuances required to meet our business needs as they arise, without the delay or expense associated with holding a special meeting of stockholders. As a result, the Board of Directors has approved the Amended Certificate to increase the number of authorized shares of common stock from 15,000,000 to 65,000,000. We have no present plans which would result in the issuance of new shares of common stock, except upon consummation of the Recapitalization and through our employee benefit plans.

     If the Amended Certificate is adopted, we will issue additional shares of common stock upon the consummation of the Recapitalization, without further approval of the stockholders. The issuance of additional shares of common stock pursuant to the Recapitalization will dilute the existing stockholders' equity interest in us as shown under the heading "Effects of the Proposed Recapitalization -- Dilution".

     The issuances in the future of additional authorized shares will have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. In addition, the effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect. In light of the 79.8% voting control of ARK after the Recapitalization, however, it is highly unlikely that the Company would ever need to make use of such unissued shares for anti-takeover purposes. If the Company ever decided to resort to such measures, however, we could, subject to the fiduciary duties of the Board of Directors and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our certificate of incorporation or by-laws. Such a use of these additional authorized shares should render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by the Board of Directors.

     No Appraisal Rights
     -------------------

     Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the approval of the Amended Certificate.

     Vote Required
     -------------

     Approval of the Amended Certificate to increase the number of shares of common stock authorized for issuance will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon. As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

Recommendation of The Board of Directors
----------------------------------------

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the Amended Certificate. If not otherwise specified, proxies will be voted FOR this Proposal.

               PROPOSAL THREE - APPROVAL OF THE SCAN-OPTICS, INC.
               2004 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

     On April 26, 2004, the Board of Directors approved the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan (the "2004 Stock Option Plan"), contingent upon the closing of the Recapitalization described in Proposal Two of this proxy statement and subject to stockholder approval at this Annual Meeting. If approved by stockholders, and contingent upon the closing of the Recapitalization, the 2004 Stock Option Plan will become effective on July 1, 2004.

     The Board of Directors believes that the 2004 Stock Option Plan will enable the Company to attract and retain the best available personnel for positions of responsibility, provide additional incentive to the employees of the Company and promote the success of the Company's business. The following material features of the 2004 Stock Option Plan are described below. The full text of the Plan is attached hereto as Exhibit D. The following description is qualified in its entirety by reference to Exhibit D.

Administration.
--------------

     The 2004 Stock Option Plan is administered by the Stock Options and Executive Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). The Compensation Committee is composed entirely of non-employee directors as that term is defined under the rules promulgated by the Securities and Exchange Commission. Members of the Board of Directors may only serve on the Compensation Committee if they are non-employees for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "Outside Directors" as defined in Treasury Regulations ss.1.162-27(e)(3). The Compensation Committee will have authority to: (i) determine those individuals to whom options will be granted under the 2004 Stock Option Plan; (ii) determine the number of shares subject to each option granted; and (iii) determine the terms and conditions of each option.

Types of Awards That May Be Made Under The 2004 Stock Option Plan.
------------------------------------------------------------------

     Options granted under the 2004 Stock Option Plan may be either incentive stock options ("Incentive Options") intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("Non-Qualified Options"). The Compensation Committee has the right, with the optionee's consent, to convert an Incentive Option to a Non-Qualified Option in certain circumstances.

Eligibility.
------------

     One or more options may be granted under the 2004 Stock Option Plan by the Compensation Committee to such officers or key employees of the Company, or of a parent or subsidiary of the Company, at such time or times and in such amounts as the Compensation Committee determines. A member of the Board of Directors is eligible to participate in the 2004 Stock Option Plan only if such Board member is also an employee of the Company. No employee may be granted Incentive Options that first become exercisable in a calendar year (under all incentive stock option plans of the Company) covering shares with an aggregate market value on the date of grant of more than $100,000. In addition, the aggregate amount of Common Stock subject to options granted to a single employee in any calendar year may not exceed 100,000 shares. As of May 6, 2004 approximately 16 individuals were eligible to participate in the 2004 Stock Option Plan. At this time, the Compensation Committee has no plans, proposals or arrangements, written or otherwise, to grant any options under the 2004 Stock Option Plan.

Shares Subject to Options.
--------------------------

     If the 2004 Stock Option Plan is adopted by the stockholders and the Recapitalization is consummated, the stock subject to options will be shares of the Company's Common Stock in an amount not to exceed an aggregate of 2,391,268 shares, subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the Company's capitalization. Such shares may be treasury shares or authorized but unissued shares. If any outstanding option expires or terminates prior to its exercise in full, the shares of Common Stock allocable to the unexercised portion of such option will become available for the grant of other options.

Option Price.
------------

     The price at which shares may be purchased pursuant to an option is not less than 100% of the fair market value of the shares of Common Stock on the date the option is granted; provided, however, that the Compensation Committee may grant Non-Qualified Options to certain individuals at less than 100% of the fair market value (but not less than 85% of the fair market value) in lieu of salary or cash bonus that would otherwise be paid to the individual. The Compensation Committee may grant to optionees, in exchange for the surrender and cancellation of outstanding options, new options having prices lower than the option price of the option so surrendered and canceled only if certain conditions and requirements specified in the 2004 Stock Option Plan are met.

Exercise of Options.
--------------------

     No option may be exercised after the expiration of ten years from the date it is granted. No option may be granted under the 2004 Stock Option Plan after July 1, 2014.

     Each option shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine or may, if so determined by the Committee, be exercisable in whole or in part at any time prior to its expiration date. Under certain conditions, such as the receipt of approval from the Committee, the time at which an option is exercisable may be accelerated to allow an exercise of the option, in whole or in part, at a time earlier than that otherwise provided at the time of the original grant of the option. In the event of certain mergers, reorganizations, sales of assets or termination of the business of the Company, the time at which all options under the 2004 Stock Option Plan is exercisable shall be accelerated and all such options shall become exercisable in full prior to such event. The exercisability of an option may not, however, be accelerated to a date which is less than six months after the date of grant of the option, except in the case of death or disability.

     The option price for the number of shares with respect to which the option is exercised shall be paid in full to the Company upon exercise of an option. The optionee may pay all or part of the option price by delivering shares of the Company's Common Stock which shall be credited against the option price at the fair market value of such stock on the date of exercise. In addition, the optionee may use the shares received upon the exercise of an option to pay the option price to acquire additional shares. This technique allows optionees to exercise the option which they have been granted by using any appreciation present in the shares which they own.

     Under the 2004 Stock Option Plan, optionees have the opportunity to satisfy withholding tax obligations, in whole or in part, either by having the Company withhold from the shares to be issued upon exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company already-owned Common Stock to satisfy the withholding amount (see "Federal Income Tax Consequences" below).

     Incentive Options, and, unless otherwise determined by the Compensation Committee, Non-Qualified Options are not transferable by the optionee otherwise than by will or under the laws of descent and distribution, and are exercisable, during the optionee's lifetime, only by the optionee.

     Except as described below, options shall terminate, unless exercised, upon the earlier of the date of expiration of the option or three months after the date of severance of the employment relationship between the optionee and the Company, or a parent or subsidiary of the Company; provided, however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of notice of termination if the optionee is terminated for deliberate, willful or gross misconduct as determined by the Company.

     If, before the date of expiration of the option, the optionee retires from the employ of the Company, or a parent or subsidiary of the Company, for reasons of age or disability, the option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement. If the retired optionee shall die before the termination of the option, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by laws of descent and distribution shall have the right, at any time prior to the earlier of the date of the expiration of the option or the end of the one-year period beginning on the date of the optionee's death, to exercise the option to the same extent as said retired optionee.

     In the event of death of the holder of an option while in the employ of the Company, or a parent or subsidiary of the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option immediately prior to the deceased optionee's death.

     The Compensation Committee may, in its discretion, vary the provisions described in the preceding three paragraphs with respect to Non-Qualified Options granted under the Plan.

Modification.
-------------

     The Board of Directors may at any time amend, suspend or terminate the 2004 Stock Option Plan; provided, however, that any material amendment of the Plan and any other amendment of the Plan requiring stockholder approval under Section 422 of the Internal

Revenue Code of 1986, as amended, shall not be made without the approval of the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware.

     No amendment, suspension or termination of the 2004 Stock Option Plan shall, without the consent of the optionee, alter or impair any rights or obligation under any outstanding option agreement.

Registration of Option Shares.
------------------------------

     No shares will be issued and delivered upon exercise of any option unless a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock to be reserved for issuance upon the exercise of options to be granted under the 2004 Stock Option Plan has become effective, and unless all other applicable laws and regulations have been complied with.

Federal Income Tax Consequences.
--------------------------------

     Options granted under the 2004 Stock Option Plan may be either Incentive Options or Non-Qualified Options. An employee will not recognize income for federal income tax purposes upon the grant of an Incentive Option, or a Non-Qualified Option. If an optionee is employed by the Company throughout the period ending three months (one year for disabled optionees and no limit for deceased optionees) prior to exercise of an Incentive Option, no income will be recognized upon the exercise of the option. However, the difference between the option price and the fair market value of the Common Stock acquired on the date of exercise will be included in income for purposes of the alternative minimum tax to the extent provided by Section 56(b)(3) of the Code. If no disposition of the stock acquired upon the qualifying exercise of the Incentive Option occurs until after more than two years after the Incentive Option was granted and more than one year after the transfer of such stock to the optionee, any gain or loss recognized upon such disposition will be treated as capital gain or loss.

     The disposition of the stock acquired upon the exercise of an Incentive Option within two years after the Incentive Option was granted or within one year after the transfer of the stock to the optionee will be a disqualifying disposition, and the optionee will generally recognize (i) ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value on the date of exercise of the stock acquired over the option price and (ii) short- or long-term capital gain (depending on how long the stock was held) to the extent the stock is disposed of in a sale or taxable exchange at a price in excess of the value of the stock on the date of exercise. Short-term capital gains (on stock held for one year or less) are taxed at ordinary income rates, and long-term capital gains (on stock held for more than one year) are taxed at a maximum rate of 15%. If the amount realized by the optionee upon such a disposition is less than the value of the stock on the date of exercise, then the amount of income realized will be all compensation income and will be limited to the excess of the amount realized on the sale or exchange over the option price of the stock.

     A participant who surrenders shares of stock in payment of the exercise price of his or her Incentive Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender (either actually or by attestation) of shares of stock previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option is, however, a "disposition" of such shares. If the Incentive Option holding period requirements described above have not been satisfied with respect to such shares, such disposition will be a disqualifying disposition that may cause the participant to recognize ordinary income as discussed above.

     All of the shares of stock received by a participant upon exercise of an Incentive Option by surrendering shares of stock will be subject to the Incentive Option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares of stock surrendered by the participant will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were Incentive Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the participant will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of the exercise. The Incentive Option holding period for all shares will be the same as if the option had been exercised for cash.

     Upon the exercise of a Non-Qualified Option, an optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price. The optionee's tax basis for the stock acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. Any gain or loss recognized by the optionee on the subsequent disposition of the stock will be capital gain or loss.

     A participant who surrenders (either actually or by attestation) shares of stock in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss on his or her surrender of such shares. Such an individual will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income as described above.

     To the extent that an employee recognizes capital gain as described above, the Company will not be entitled to any deduction for federal income tax purposes.

Market Price.
-------------

     The closing sale price as of June 1, 2004, of the Company's Common Stock on the OTC Bulletin Board was $0.37 per share.

Outstanding Options.
-------------------

     Options covering 2,652,683 shares of the Company's Common Stock were outstanding on December 31, 2003 under the Company's existing stock option plans. These options expire at various dates from 2004 through 2013 and are exercisable at option prices ranging from $0.24 to $ 9.19 per share.





Required Vote.
-------------

     The affirmative vote of a majority of the votes cast at the meeting is required for approval of the 2004 Stock Option Plan. Both abstentions and broker non-votes will be treated as votes not cast and will therefore have no effect on the vote.

Recommendation of The Board of Directors.
------------------------------------------

     The Board of Directors unanimously recommends that stockholders vote FOR the proposal to approve the 2004 Stock Option Plan. If not otherwise specified, proxies will be voted FOR this proposal.

                      Equity Compensation Plan Information

     The following table provides information about shares of our common stock that may be issued upon the exercise of options and rights under existing equity compensation plans as of December 31, 2003.



------------------------------  ------------------------  --------------------------  --------------------------------------

                                 Number of Securities to   Weighted average exercise     Number of securities remaining
                                 be issued upon exercise     price of outstanding      available for issuance under equity
                                 of outstanding options,    options, warrants and         compensation plans (excluding
Plan Category                      warrants and rights              rights             securities reflected in column (a))
-------------                      -------------------              ------             -----------------------------------

------------------------------  ------------------------  --------------------------  --------------------------------------
Equity compensation plans
approved by security holders            1,627,683                    $1.56                           110,272
------------------------------  ------------------------  --------------------------  --------------------------------------
Equity compensation plans
not approved by security
holders
------------------------------  ------------------------  --------------------------  --------------------------------------
     Senior                             1,025,000                    $0.24                            90,000
     Management
     Options(1)
------------------------------  ------------------------  --------------------------  --------------------------------------
     Debt                               4,975,000                    $0.02                                 0
     restructuring
     warrant(2)
------------------------------  ------------------------  --------------------------  --------------------------------------
                       Total:           7,627,683                    $1.39                           200,272
------------------------------  ------------------------  --------------------------  --------------------------------------



(1) The Company's equity compensation plan that was not approved by stockholders is the Senior Executive Stock Option Plan. Under the Plan, individuals who were senior executive officers of the Company as of December 31, 2001 were eligible to receive a grant of a non-qualified stock option to purchase one share of common stock for each dollar of such individual's annual salary as of December 31, 2001; provided, however, that the individual was required to remain employed until June 30, 2002 before the right to exercise the option accrued. The exercise price for such options was $0.24, the closing price of the common stock on December 31, 2001. This plan was amended and restated by our Board of Directors on April 26, 2004 to permit option grants to executive officers who were employed by Scan-Optics after December 31, 2001 and to make certain other changes to the plan and, effective upon the consummation of the Recapitalization, to increase the number of shares available thereunder to 6,815,114 shares. Options were granted on April 26, 2004 to two individuals for an aggregate of 55,000 shares of common stock at $0.66, the closing price of the common stock on such date.

(2) Common stock of the Company that could be acquired pursuant to a warrant that was issued to ARK as part of the Company's 2001 debt restructuring. The warrant represents the right to purchase up to 4,975,000 shares of common stock of the Company.

       PROPOSAL FOUR - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed, subject to stockholder approval, Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2004, Ernst & Young LLP has been our independent auditor since 1979. Under Delaware law and our By-Laws, the affirmative vote of a majority of the votes cast at the meeting will be required to ratify the appointment. Abstentions and broker non-votes will have no effect on the outcome of the vote.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting where they will have an opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.

     The Board of Directors unanimously recommends that stockholders vote FOR the ratification of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004. If not otherwise specified, proxies will be voted FOR this proposal.


                              FIVE - OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies on such matters in accordance with their judgment.

                           INCORPORATION BY REFERENCE

     Each stockholder of record as of May 17, 2004 is receiving in this mailing a copy of our annual report for the year ended December 31, 2003 and our Form 10-Q for the quarter ended March 31, 2004.

     The following portions of the annual report are incorporated by reference into this proxy statement.

     1. The consolidated financial statements of Scan-Optics for the year ended December 31, 2003, starting on page 28 thereof;

     2.   Management's   discussion  and  analysis  of  consolidated   financial
          condition and results of operations, starting on page 16 thereof;

     3.   Supplementary financial information, starting on page 27 thereof; and

     4. Quantitative and qualitative disclosure about market risk, starting on page 26 thereof.

     The following portions of the Form 10-Q are incorporated by reference into this proxy statement.

     1. The consolidated financial statements of Scan-Optics for the quarter ended March 31, 2004, starting on page 3 thereof;

     2.   Management's   discussion  and  analysis  of  consolidated   financial
          condition and results of operations, starting on page 14 thereof; and

     3. Quantitative and qualitative disclosure about market risk, starting on page 21 thereof.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 2005, must be received by Scan-Optics at its principal executive offices no later than February 4, 2005 in order to be considered for inclusion in Scan-Optics' proxy statement and form of proxy relating to the Annual Meeting of Stockholders in 2005. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission and the notice provisions of our By-Laws.

     In addition, with respect to the Annual Meeting of Stockholders in 2005, if a stockholder does not provide notice to Scan-Optics of a stockholder proposal by April 20, 2005, the attorneys named in the form of proxy mailed with our proxy statement for that meeting will have discretionary authority to vote as they determine on the proposal. If we change the date of the 2005 Annual Meeting by more than 30 days from the date of the 2004 Annual Meeting, notice of the stockholder proposal must be submitted a reasonable time before we begin to print and mail our proxy materials for the meeting.

     At each Annual Meeting, stockholders will be given an opportunity to nominate candidates for election as directors. However, pursuant to our By-Laws, stockholders may also nominate candidates for election as directors by timely submitting their nomination to the Company. In order for a stockholder's nomination to be considered timely, the notice must be received by the Secretary of the Company at the principal executive offices of Scan-Optics not less than 40 days nor more than 90 days prior to the annual meeting. If stockholders have less than 50 days' prior notice of the date of the meeting, however, a stockholder nomination will be timely if received not later than the close of business on the tenth day following the earlier of:

     o    the day on which notice of the date of the meeting was mailed or

     o    the day public disclosure of the meeting date was made.

A stockholder's notice must set forth:

     o all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

     o the proposed nominee's written consent to being named in a proxy statement as a nominee and to serving as a director if elected; and

     o as to the stockholder giving the notice, (i) the name and address, as they appear on Scan-Optics books, of such stockholder and any other stockholder known by such stockholder to be supporting such nomination and (ii) the class and number of shares of Scan-Optics which are beneficially owned by such stockholder.

The Nominating Committee will review and consider director candidates proposed by our stockholders on the same basis as other candidates.

     Stockholders submitting a nomination for director must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Stockholders may contact Scan-Optics for a copy of the relevant By-Law provisions regarding the requirements for stockholders to nominate director candidates.


RICHARD D. HARRIS
Secretary
June 4, 2004

                                                                      APPENDIX A



                                SCAN-OPTICS, INC.
             AMENDED AND RESTATED SENIOR EXECUTIVE STOCK OPTION PLAN

            (As Amended and Restated Effective April 26, 2004, except
                         as otherwise provided herein)


1. Purposes.

The purposes of the Scan-Optics, Inc. Senior Executive Stock Option Plan (the "Plan") are (a) to secure for Scan-Optics, Inc. (the "Company") and its stockholders the benefits arising from stock ownership by senior executive officers of the Company, who will be responsible for its future growth and continued success, (b) to enable the Company to retain the services of the persons who are senior executive officers by providing them with an opportunity to become owners of Scan-Optics, Inc. Common Stock under the terms and conditions and in the manner contemplated by this Plan and (c) to provide such persons with incentives to increase stockholder value.

2. Administration.

The Plan shall be administered by the Stock Options and Executive Compensation Committee of the Board of Directors (the "Committee"), consisting of not less than two Directors appointed by the Board of Directors. Members of the Board of Directors may only serve on the Committee if they are non-employee directors for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" as defined in Treasury Regulations ss.1.162m-27(e)(3). Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote.

Subject to the express provisions of the Plan, the Committee shall have authority to (i) construe and interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

3. Maximum Number of Shares Subject to Plan.

Subject to adjustment as provided in Section 12 hereof, the shares of stock to be offered under the Plan may be authorized but unissued shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), or issued shares which have been reacquired. The aggregate amount of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 1,115,000 shares, subject to adjustment as provided in Section 11 hereof; provided, however, that effective on the date of the filing, if any, of an amended and restated certificate of incorporation for the Company on or before June 30, 2005 increasing the total authorized capital stock of the Corporation to 70,000,000 shares consisting of 65,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.02 per share, the aggregate amount of Common Stock to be delivered upon exercise of all options granted under the Plan shall be increased to 6,815,114 shares, subject to adjustment as provided in Section 12 hereof.

4. Non-Qualified Options.

Options granted under the Plan are non-qualified stock options, not intended to qualify for incentive stock option treatment under Section 422 of the Internal Revenue Code.

5. Eligibility and Participation.

Options shall be granted hereunder to such individuals as the Committee, in it sole discretion, may determine. The determination by the Committee of the persons who are eligible to participate in the Plan and the number of options to which they are entitled under the Plan shall be final.

6. Purchase Price.

The purchase price of Common Stock covered by each option shall be determined by the Committee; provided, however, that the purchase price shall not be less than the par value of the Common Stock ($0.02 per share).

7. Duration and Time of Exercise of Options.

Each option and all rights thereunder shall expire on such date as the Committee may determine, but in no event later than ten (10) years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

Each option shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine, or may, if so determined by the COmmittee, be exercisable either in whole or in part at any time prior to its expiration date. If the option is made exercisable in installments and the optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, then the optionee shall have the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the expiration date or sooner termination of such option.

In the event of (a) a reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, or (c) a sale or lease of fifty percent (50%) or more, computed on the basis of book value, of the Company's consolidated assets, the time at which all options then outstanding may be exercised shall be accelerated and all such options shall become exercisable in full on or before a date fixed by the Committee prior to the effective time of such reorganization, merger, consolidation, dissolution, liquidation, sale or lease, and upon such effective time any unexercised options shall expire.

The Committee may, at any time, in its absolute discretion, accelerate the time at which an outstanding option can be exercised, in whole or in part, in the case of death or disability.

8. Exercise of Options

Options shall be exercised by the delivery of written notice to the officer of the Company designated by the Committee setting forth the number of shares with respect to which the option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed. The option price shall be paid in full at the time of exercise in cash by United States currency, certified check or money order or by tendering to the Company (i) shares of Common Stock having a fair market value on the date of exercise equal to the option price (including shares that would otherwise be issued pursuant to such exercise), or (ii) a combination of cash and shares of Common Stock valued at such fair market value.

As promptly as practicable after receipt of such written notification of the exercise of an option and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised issued in the optionee's name.

9. Non-Transferability of Options.

Unless otherwise determined by the Committee, Option granted under the Plan shall, by its terms, be non-transferable by the optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee, regardless of any community property interest therein of the spouse of the optionee, or such spouse's successors in interest.

10. Termination of Employment.

(a) If an optionee's employment with the Company terminates for any reason other than those set forth in clauses (b) and (c) below, any outstanding option granted under this Plan and held by the optionee shall terminate on the earlier of the date on which such option would otherwise expire or ninety days after such termination.

(b) If an optionee's service as an officer is terminated by disability or death, the optionee or the representative of the optionee's estate or beneficiaries thereof to whom the option has been transferred shall have the right during the period commencing on the date of the optionee's disability or death and ending one (1) year after such termination to exercise any then outstanding options granted in whole or in part.

(c) If an optionee's service as an officer is terminated for cause, any outstanding option granted under this Plan held by the optionee shall terminate as of the date of such termination for cause.

(d) The Committee may, in its sole discretion, vary the terms set forth above in Sections 9(a), (b) and (c) by providing for different provisions in the applicable option agreement granting such options.

11. Privilege of Stock Ownership.

No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No share shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1993, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

12.      Adjustments.

If the outstanding shares of Common Stock of the Company are increased or changed into or exchanged for a different number or kind of shares or securities of the Company as a result of a merger, reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portion thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan for any such adjustment.

13. Written Agreement.

Each option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee and by an officer of the Company for and on behalf of the Company.

14. Amendment and Termination of Plan.

The Board of Directors of the Company may at any time amend, suspend or terminate the Plan.

No amendment, suspension or termination of the Plan shall, without the consent of the optionee, alter or impair any rights or obligation under any outstanding Option Agreement.

15. Withholding.

Any person exercising an option shall be required to pay in cash to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of shares of Common Stock then owned by the optionee, or the withholding of shares of Common Stock otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. The value of such shares withheld or delivered shall be equal to the fair market value of such shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct to the extent permitted by law, from any payment of any kind otherwise due to such person from the Company, all or part of the amount required to be withheld.

16. Effective Date of Plan.

The Plan was originally effective on December 31, 2001. This amendment and restatement of the Plan is effective April 26, 2004, except as otherwise provided herein.

17. Construction.

The Plan and options granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal laws as may be applicable.

                                                                       EXHIBIT A


                                     AMENDED
                                       AND
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                SCAN-OPTICS, INC.

         FIRST: The name of the corporation (hereinafter called the "Corporation") is

                                SCAN-OPTICS, INC.

         SECOND: The registered office of the Corporation in the state of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company.

         THIRD: The purposes for which the Corporation is formed are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total authorized capital stock of the Corporation shall be 70,000,000 shares consisting of 65,000,000 shares of Common Stock, par value $.02 per share (herein called the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.02 per share (herein called the "Preferred Stock").

                               I. Preferred Stock

         The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

               (a) The number of shares constituting that series and the distinctive designation of that series;

               (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                                                                       EXHIBIT A


               (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

               (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

               (h) Any other relative rights, preferences and limitations of that series.

         Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

         If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of those shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

         As of the date of this Amended and Restated Certificate of Incorporation, the Corporation is filing a Certificate of Designations for 420,857 shares of 4% Series I Cumulative Redeemable Preferred Stock and, consequently, the remaining authorized, but unissued shares of Preferred Stock shall equal 4,579,143.

                                II. Common Stock

         Except as otherwise provided by law or herein, the holders of Common Stock shall have the sole voting power for the election of directors of the Corporation. At every meeting of the shareholders each holder of Common Stock shall be entitled to one vote per share, voting with the holders of any other class of stock entitled to vote, without regard to class, on all matters to be voted on by the shareholders of the Corporation.

         When and as dividends are declared from time to time by the Board of Directors of the Corporation out of the funds legally available therefor, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall, after payment in full of all dividends to which holders of Preferred Stock shall be entitled, be entitled to share equally, share for share, in such dividends.

         Subject to the requirements of law and this Certificate of Incorporation, as amended from time to time, the holders of Common Stock shall in the event of any liquidation, dissolution or

                                                                       EXHIBIT A


other winding up of the Corporation, whether voluntary or involuntary, and after all holders of the Preferred Stock shall have been paid in full the amounts to which they respectively shall be entitled, be entitled to receive all the remaining assets of the Corporation of whatever kind, such assets to be distributed pro rata to the holders of the Common Stock.

         FIFTH:   The Corporation is to have perpetual existence.

         SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or an all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in a Board of Directors of no fewer than three nor more than nine directors. The directors of the Corporation shall be divided into three classes, namely, Classes I, II, and III, as nearly equal in number as possible, with each class consisting of no fewer than one nor more than three directors. The exact number of directors constituting the Board of Directors and each respective class thereof shall be fixed from time to time by the Board of Directors within the limits specified in the two preceding sentences. Class I directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the third annual meeting following their election. Class II directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the second annual meeting following their election. Class III directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the next annual meeting following their election. At each annual meeting of stockholders commencing with the 1985 annual meeting, the successors to the class of directors whose term shall then expire shall be elected to hold office for the term of three years and until their successors are elected and qualified or until their earlier resignation or removal, so that the term of one class of directors shall expire each year.

                                                                       EXHIBIT A


The persons receiving the greatest number of votes at the election shall be the directors. If the Board of Directors increases or decreases the number of directors which shall constitute the Board of Directors pursuant to this Certificate of Incorporation, any newly-created directorships or any decrease in directorships shall be apportioned among the classes of directors so as to make all classes as nearly equal in number as possible. In the event that any vacancy shall occur in the Board of Directors, whether because of death, resignation, removal, newly-created directorships resulting from any increase in the authorized number of directorships, or any other reason, such vacancy shall be filled by the vote of a majority of the directors then in office, although less than a quorum, at any meeting of the Board of Directors. A director elected to fill a vacancy, other than a vacancy resulting from an increase in the number of directorships, shall hold office for the unexpired term of his predecessor. A director elected to fill a vacancy resulting from an increase in the number of directorships shall be elected to such class of directors as a majority of the directors then in office shall determine and shall hold office for the unexpired term of such class. No election of directors need be by written ballot. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding, the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws), the affirmative vote of the holders of at least 80 percent of the voting power of the shares of stock of the Corporation entitled to vote thereon, voting without regard to class, shall be required to amend, repeal, or adopt any provision inconsistent with, this Paragraph 1 of Article SEVENTH.

         2. The power to make, alter, or repeal the By-Laws, except a By-Law classifying directors for election for staggered terms, and to adopt any new By-Law shall be vested in the Board of Directors.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to notice of, and the right to vote, at any meeting of stockholders except as the provisions of Sections 251, 252, and 253 of the General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         4. No action by stockholders shall be taken except at an annual or special meeting of stockholders and no action by stockholders shall be taken by written consent. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding, the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws), the affirmative vote of the holders of at least 80 percent of the voting power of the shares of stock of the Corporation entitled to vote thereon, voting without regard to class, shall be required to amend, repeal, or adopt any provision inconsistent with, this Paragraph 4 of Article SEVENTH.

         5. The Board of Directors shall call a special meeting of stockholders upon written request of one or more stockholders holding at least forty percent of the issued and outstanding

                                                                       EXHIBIT A



capital stock of the Corporation entitled to vote at such meeting, which request shall state the time, place and purposes of the proposed meeting.

         EIGHTH: No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

         1. The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the applicable committee of the Board of Directors, and the Board or committee of the Board of Directors in good faith authorizes the contract or transaction by a vote sufficient for such purposes without counting the vote of the interested director or directors; or

         2. The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         3. The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, the applicable committee thereof, or the stockholders.

         4. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

         NINTH:

         1. Elimination of Certain Liability of Directors. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         2. Indemnification and Insurance.

                  (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint

                                                                       EXHIBIT A


         venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this
         Section 2(a) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director, officer, employee or agent in his or her capacity as a director, officer, employee or agent (and not in any other capacity in which service was or is rendered by such person while a director, officer, employee or agent including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director, officer, employee or agent to repay all amounts so advanced if it shall ultimately be determined that such director, officer, employee or agent is not entitled to be indemnified under this
         Section 2(a) or otherwise.

                  (b) Right of Claimant to Bring Suit. If a claim under subsection (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is

                                                                       EXHIBIT A



         proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standards of conduct.

                  (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         3. Effect of Amendment or Repeal. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to or arising out of any acts or omissions occurring prior to such amendment or repeal, nor shall any such amendment or repeal apply to or have any effect on the right to indemnification and payment of expenses of directors, officers, employees and agents of the Corporation, including the right to payment of expenses incurred in defending a proceeding in advance of its final disposition, conferred in this Article NINTH for or with respect to or arising out of any acts or omissions or alleged acts or omissions occurring prior to such amendment or repeal.

         TENTH: The stockholder vote required to approve any Business Combination shall be as set forth in this Article TENTH. The term "Business Combination" is used as defined in Section 2 of this Article TENTH. All other capitalized terms not otherwise defined in this Article TENTH or elsewhere in this Certificate of Incorporation are used as defined in Section 4 of this Article TENTH.

         1. Higher Vote for Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 3 of this Article TENTH:

            A. any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Stockholder; or

                                                                       EXHIBIT A



            B. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $1,000,000 or more; or

            C. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

            D. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

            E. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

shall require the affirmative vote of (i) the holders of at least 80% of the voting power of (a) the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors and (b) the then outstanding shares of capital stock of the Corporation not entitled to vote generally in the election of directors but entitled to vote generally on all other matters on which stockholders generally are entitled to vote (such shares described in clauses (a) and (b) referred to hereinafter collectively as the "Voting Stock"), voting together as a single class, and (ii) the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, exclusive of any shares held by or on behalf of such Interested Stockholder or any Affiliate of such Interested Stockholder, voting together as a single class (it being understood that for purposes of this Article TENTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article FOURTH of this Certificate of Incorporation). Such affirmative votes shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in this Certificate of Incorporation, or in any agreement with any national securities exchange or otherwise.

         2. Definition of "Business Combination". The term "Business Combination" as used in this Article TENTH shall mean any transaction which is referred to in any one or more of paragraphs A through E of
         Section 1 of this Article TENTH.

         3. When Higher Vote is Not Required. The provisions of Section 1 of this Article TENTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, any other provision of this Certificate of Incorporation, or otherwise, if in the case of a Business Combination that does not involve any cash or other consideration being

                                                                       EXHIBIT A



         received by the stockholders of the Corporation, solely in their capacities as stockholder, the condition specified in the following paragraph A is met, or if in the case of any other Business Combination, the conditions specified in either of the following paragraphs A or B are met:

         A. Approval by Disinterested Directors. The Business Combination shall have been approved by a majority of the Disinterested Directors.

         B. Price and Procedure Requirements. All of the following conditions shall have been met:

            (i) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination (the "Consummation Date") of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be an amount at least equal to the higher of the following (it being intended that the requirements of this paragraph B(i) shall be required to be met with respect to all shares of Common Stock outstanding, whether or not the Interested Stockholder has previously acquired any shares of the Common Stock):

               (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher; or

               (b) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article TENTH as the "Determination Date"), whichever is higher.

            (ii) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than the Common Stock, in such Business Combination shall be an amount at least equal to the highest of the following (it being intended that the requirements of this paragraph B(ii) shall be required to be met with respect to all shares of every such other class or series of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class or series of Voting Stock):

               (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class or series of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date or (2)

                                                                       EXHIBIT A


         in the transaction in which it became an Interested Stockholder, whichever is higher; or

               (b) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; or

               (c) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

            (iii) The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class or series of Voting Stock. If the Interested Stockholder has paid for shares of any class or series of Voting Stock with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock previously acquired by it.

            (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination:
         (a) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and
         (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

            (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation

                                                                       EXHIBIT A


         (whether in anticipation of or in connection with such Business Combination or otherwise).

            (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

         4. Certain Definitions. For the purposes of this Article TENTH:

                  A. A "person" shall mean any individual, firm, corporation or other entity.

                  B. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

                                    (i) is the beneficial owner, directly or
                           indirectly, of more than 10% of the combined voting power of the then outstanding Voting Stock; or

                                    (ii) is an Affiliate of the Corporation and
                           at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

                                    (iii) is an assignee or has otherwise
                           succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  C. A person shall be a "beneficial owner" of any Voting Stock:

                                    (i) which such person or any of its
                           Affiliates or Associates beneficially owns, directly or indirectly; or

                                    (ii) which such person or any of its
                           Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                                                                       EXHIBIT A



                                    (iii) which is beneficially owned, directly
                           or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

         D. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 4 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

         E. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on May 17, 1984.

         F. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

         G. "Disinterested Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Stockholder and is recommended to succeed such Disinterested Director by a majority of Disinterested Directors then on the Board.

         H. "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and
(ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

         I. In the event of any Business Combination in which the Corporation is the surviving corporation, the phrase "consideration other than cash to be received" as used in paragraphs B(i) and (ii) of Section 3 of this Article TENTH shall include the shares of Common

                                                                       EXHIBIT A


Stock and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

         5. Powers of Disinterested Directors. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article TENTH, including without limitation
(A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of paragraph B of Section 3 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all the purposes of this Article TENTH.

         6. No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article TENTH shall be construed to relieve the Board of Directors or any Interested Stockholder from any fiduciary obligation imposed by law.

         7. Amendment, Repeal, etc. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or By-Laws), the affirmative vote of the holders of 80% or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal, or adopt any provisions inconsistent with, this Article TENTH of this Certificate of Incorporation; provided, however, that the preceding provisions of this
Section 7 shall not be applicable to any amendment to this Article TENTH of this Certificate of Incorporation, and such amendment shall require only such affirmative vote as is required by law and any other provisions of this Certificate of Incorporation, if such amendment shall have been approved by a majority of the Disinterested Directors.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.

                                                                      EXHIBIT B


                                SCAN-OPTICS, INC.

                          CERTIFICATE OF DESIGNATIONS,
                      PREFERENCES, RIGHTS AND RESTRICTIONS
                                       FOR
                4% SERIES I CUMULATIVE REDEEMABLE PREFERRED STOCK


         Pursuant to Section 151 of the General Corporation Law of the State of Delaware, the undersigned officers of Scan-Optics, a Delaware corporation (the "Corporation"), do hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Board of Directors, by a vote taken at a meeting duly called and duly held on April 26, 2004, duly adopted the following resolutions:

         RESOLVED, that pursuant to Article Fourth of the Certificate of Incorporation, the Board of Directors of the Corporation may provide for the issuance of up to 5,000,000 shares of the Corporation's preferred stock, $.02 par value per share (the "Preferred Stock"); and further

         RESOLVED, that the Board of Directors of the Corporation hereby designates 420,857 shares of such Preferred Stock as "4% Series I Cumulative Redeemable Preferred Stock" having a stated face amount of $2.00 per share (such Preferred Stock is referred to herein as the "Series I Preferred Stock"); and further

         RESOLVED, that the rights, preferences, privileges and restrictions granted to and imposed on the Series I Preferred Stock are as follows:

         Section 1. Number of Shares. The maximum number of authorized shares of Series I Preferred Stock shall be 420,857. All shares of Series I Preferred Stock shall be identical with each other in all respects.

         Section 2. Dividends. The holders of the Series I Preferred Stock shall be entitled to receive cumulative dividends from the Issue Date of the Series I Preferred Stock accruing at the rate of 4% per annum on the Face Redemption Amount, which dividends shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2004 or, if any such date is not a Business Day, on the next succeeding business day (each, a "Dividend Payment Date"). Dividends shall be payable in cash on each Dividend Payment Date to the extent that the Corporation generates Excess Cash Flow for such quarterly period. In the event that the Corporation generates Excess Cash Flow which is insufficient to pay the entire amount of the dividends payable on any Dividend Payment Date then the amount of any such Excess Cash Flow shall be allocated pro rata among the holders of the Series I Preferred Stock and any unpaid dividends on such Dividend Payment Date shall be accrued for the quarterly period for which they relate. If the Corporation fails to generate any Excess Cash Flow with respect to any Dividend Payment Date then all dividends payable on such Dividend Payment Date shall be accrued for the quarterly period to which they relate. No dividends shall be paid on any Dividend Payment Date unless all dividends for all preceding dividend periods have been paid or a sufficient sum set apart for the payment of any such accrued and unpaid dividends. Any accrued and unpaid dividends may be paid at any time,

                                                                      EXHIBIT B

without reference to any regular Dividend Payment Date. Dividends payable on the Series I Preferred Stock will be computed on the basis of a 360 day year of twelve 30 day months and will be deemed to accrue on a daily basis. Dividends on the Series I Preferred Stock will accrue whether or not the Corporation has earnings or profits and whether or not there are funds legally available for the payment of such dividends.

Section 3.        Liquidation Preference.
                  -----------------------

         (a) Priority of Distributions. In the event (x) of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, or (y) a Liquidating Event (as defined below) shall occur, the assets of the Corporation that may be legally distributed to the Corporation's stockholders shall be distributed to the Corporation's stockholders in the following order of priority:

         (i) first, the holders of the shares of Series I Preferred Stock shall be entitled to receive, prior to and in preference to any distribution of any of the assets of the Corporation to the holders of any other Preferred Stock or Common Stock of the Corporation, an amount per share of Series I Preferred Stock equal to $2.00 (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions), plus an amount equal to all accrued and unpaid dividends on the Series I Preferred Stock through the date of such liquidation, dissolution, winding up or Liquidating Event (such aggregate amount being referred to herein as the "Liquidation Preference"); and

         (ii) second, after payment in full of the Liquidation Preference to the holders of the Series I Preferred Stock, the remaining assets of the Corporation that may legally be distributed to the Corporation's stockholders shall be distributed among the holders of any other series of preferred stock of the Corporation, as applicable, in the manner provided by the Certificate of Incorporation and thereafter ratably among the holders of the shares of Common Stock in proportion to the aggregate number of shares owned by each such holder.

         If, upon any such dissolution or distribution, the assets of the Corporation distributable among the holders of the shares of Series I Preferred Stock entitled to a preference shall be insufficient to pay in full the Liquidation Preference, then such assets, or the proceeds thereof, shall be distributed among the holders of the shares of Series I Preferred Stock ratably.

         (b) Liquidating Events.
             -------------------

         (i) For purposes hereof, a consolidation or merger of the Corporation, a sale, lease or conveyance by the Corporation of at least 80% of its assets, or any other transaction which results in the sale, transfer, assignment, conveyance or other disposition of 50% or more of the voting power of the Corporation to persons or entities other than the holders of the Series I Preferred Stock shall be deemed to be a "Liquidating Event", unless the holders of a majority of the then-outstanding shares of Series I Preferred Stock shall otherwise agree.

         (ii) This Corporation shall give each holder of Series I Preferred Stock written notice of any transaction referred to in clause (i) above no later than 10 business days prior to (A) the stockholders' meeting called to approve such transaction, or (B) the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such

                                                                      EXHIBIT B


transaction. Such notice shall describe the material terms and conditions of the impending transaction and the holders' rights under this Section, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 10 business days after the Corporation has given the first notice provided for herein or sooner than 5 business days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened or waived upon the written consent of the holders of a majority of the then-outstanding shares of Series I Preferred Stock.

Section 4.        Voting Rights; Protective Provisions.
                  ------------------------------------

         (a) General Voting Rights. Except as otherwise required by law or expressly set forth herein, the shares of Series I Preferred Stock shall be non-voting and the holders of Series I Preferred Stock shall not be entitled to vote on any matter to be voted on at any annual or special meeting of stockholders of the Corporation.

         (b) Protective Provisions. So long as any shares of Series I Preferred Stock are outstanding, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of two-thirds of the then-outstanding shares of Series I Preferred Stock, voting together as a single class, the Corporation shall not:

         (i) increase or decrease the number of authorized shares of Series I Preferred Stock;

         (ii) amend, alter or repeal the Corporation's Certificate of Incorporation, this Certificate of Designations or the Corporation's by-laws to alter or change the rights, preferences or powers of the Series I Preferred Stock, or any Senior Stock (as defined below) or Parity Stock (as defined below) so as to adversely affect the Series I Preferred Stock;

         (iii) authorize, create or issue any class or series, or any shares of any class or series, of capital stock of the Corporation (A) having any preference or priority as to dividends or conversion or upon redemption, liquidation, dissolution or winding up over the Series I Preferred Stock (any such capital stock being "Senior Stock") or (B) ranking on a parity (either as to dividends or conversion or upon redemption, liquidation, dissolution or winding up) with the Series I Preferred Stock (any such capital stock being "Parity Stock"); or

         (iv) reclassify, convert or exchange any of the Corporation's shares of capital stock into Senior Stock or Parity Stock, or authorize, create or issue any security exchangeable for, convertible into, or evidencing the right to purchase any Senior Stock or Parity Stock.

Section 5.        Redemption.
                  ----------

         (a) Mandatory Redemption. On the earlier to occur of (i) March 30, 2007, and (ii) the occurrence of the Maturity Date (as defined in the Credit Agreement) (such earlier date being the "Mandatory Redemption Date"), the Corporation shall redeem all of the issued and outstanding shares of Series I Preferred Stock by paying the holders of record thereof an amount in cash per share equal to $2.00 (as such number may be adjusted for stock splits, stock dividends, combinations, recapitalizations, reorganizations and other similar transactions), plus an amount equal to all accrued and unpaid dividends on the Series I Preferred Stock through the

                                                                      EXHIBIT B


Mandatory Redemption Date (such aggregate amount being referred to herein as the "Redemption Price").

         (b) Early Redemption. In addition, following the payment in full of the Loans (as defined in the Credit Agreement), the Corporation shall redeem all of the issued and outstanding shares of Series I Preferred Stock by paying the holders of record thereof an amount per share of Series I Preferred Stock equal to the Redemption Price (the date upon which the Corporation actually redeems the Series I Preferred Stock being the "Early Redemption Date").

         (c) Redemption Terms. In order to receive payment of the Redemption Price, the holder of any shares of Series I Preferred Stock redeemed pursuant to this Section shall before or within 60 days after the Mandatory Redemption Date or Early Redemption Date, as the case may be, surrender the certificate or certificates representing such shares to the Corporation or provide a lost stock affidavit and indemnification undertaking to the Corporation.

         (d) Waiver. Notwithstanding anything in this Section 5 to the contrary, the holders of a majority of the then outstanding shares of Series I Preferred Stock may agree to waive any provision in this Section 5, including, but not limited to, the Mandatory Redemption Date or the Early Redemption Date, by notifying the Corporation in writing of any such waiver pursuant to this Section 5(d).

Section 6. Definitions. As used herein, the following terms have the meanings stated below.

         "Business Day" shall mean a day other than Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required by law or other governmental action to close.

         "Capital Expenditures" means amounts paid or indebtedness incurred by the Corporation or any of its subsidiaries in connection with the purchase or lease by the Corporation or any of its subsidiaries of assets that would be required to be capitalized and shown on the balance sheet of such person in accordance with GAAP.

         "Common Stock" shall mean the Common Stock, par value $0.02 per share, of the Corporation as authorized on the date hereof, and also any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

         "Consolidated Operating Cash Flow" means, for any period, an amount equal to (a) the sum of (i) the earnings (or loss) from the operations of the Corporation and its subsidiaries for such period, after payment or provision for all expenses and other proper charges, but before payment or provision for any income taxes or interest expense, plus (ii) depreciation and amortization for such period, minus (b) cash payments for all taxes paid during such period, minus (c) Capital Expenditures of the Corporation made during such period to the extent permitted under the Credit Agreement.

                                                                      EXHIBIT B

         "Consolidated Financial Obligations" means, for any period, an amount equal to the sum of all payments on Indebtedness that become due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which the Corporation or any of its subsidiaries is a party relating to the borrowing of money or the obtaining of credit or in respect of capitalized leases.

         "Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004, among the Corporation, the guarantors identified therein, the lenders identified therein and Patriarch Partners Agency Services, LLC, as the same may be amended, modified and supplemented from time to time in accordance with the terms thereof.

         "Excess Cash Flow" means, for any period, the amount equal to Consolidated Operating Cash Flow for such period minus the aggregate amount of Consolidated Financial Obligations payable during such period.

         "Face Redemption Amount" means an amount equal to $841,714.

         "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, consistently applied throughout the periods to which reference is made.

         "Indebtedness" means, with respect to any person, all obligations of such person, contingent or otherwise, that in accordance with GAAP should be classified as liabilities, including, without limitations (a) all debt obligations, (b) all liabilities secured by Liens, (c) all guarantees and (d) all liabilities in respect of bankers' acceptances of letters of credit.

         "Issue Date" means ________, 2004.

         "Lien" means any encumbrance, mortgage, pledge, hypothecation, charge, restriction or other security interest of any kind securing any obligation of any person.

Section 7. Reacquired Shares. Any shares of Series I Preferred Stock acquired by the Corporation in any manner shall be retired and canceled promptly after the acquisition thereof and may not be reissued.

                                                                      EXHIBIT B


         In witness whereof, the Corporation has caused this Certificate to be executed as of this __th day of _________, 2004.


                                            SCAN-OPTICS, INC.


                                            By:_________________________________
                                                  Name:
                                                  Title:

ATTEST:


-------------------------------------
Name:
Title:

                                                                     EXHIBIT C


         AMENDED AND RESTATED SUBSCRIPTION AND REPURCHASE AGREEMENT (this "Agreement"), dated as of May 27, 2004, between SCAN-OPTICS, INC. (the "Company") and ARK CLO 2000-1, LIMITED (the "Purchaser" and, together with the Company, individually, a "Party," and collectively, the "Parties").

                                    RECITALS

         A. Purchaser and the Company are parties to the Credit Agreement (defined below) relating to, among other things, certain Loans (defined below) made by the Purchaser to the Company.

         B. As consideration for the Purchaser's agreement to surrender to the Company for cancellation certain warrants to purchase common stock of the Company and certain preferred stock of the Company, extending the maturity date of the Loans under the Credit Agreement and the termination of the Master Agreement (defined below), the Company wishes to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, the Securities (as defined below), on the terms and subject to the conditions of this Agreement.

         C. The Company and the Purchaser now wish to enter into this Agreement to provide for the acquisition of the Securities by the Purchaser and the Purchaser's agreement to transfer certain of the Securities to the Company under certain circumstances, all as set forth herein.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

                                  Defined Terms

         Section 1.01. Definitions. As used in this Agreement, the following terms have the meanings stated:

                  "2004 Plan" has the meaning stated in Section 5.07(b).

                  "Affiliate" of a Person means any other Person that directly or indirectly controls, is controlled by or is under common control with, the Person or any of its Subsidiaries.

                  "Amended and Restated Certificate" has the meaning stated in
         Section 4.01(f).

                  "Cancelled Preferred Stock" means that certain stock certificate No. 1 issued by the Company to the Purchaser representing 380,000 shares of the Series B Redeemable Preferred Stock of the Company.

                                                                     EXHIBIT C




                  "Cancelled Securities" means the Cancelled Preferred Stock and the Cancelled Warrant.

                  "Cancelled Warrant" means that certain Warrant No. W-1 dated as of December 31, 2001 issued by the Company to the Purchaser entitling the holder thereof to purchase 33.20% of the Company's Common Stock on a fully diluted basis as of December 31, 2001.

                  "Certificate of Designations" has the meaning stated in
         Section 4.01(g).

                  "Closing" has the meaning stated in Section 3.01.

                  "Closing Date" has the meaning stated in Section 3.01.

                  "Common Stock" means the common stock, par value $.02 per share, of the Company.

                  "Company" has the meaning stated in the Heading of this Agreement and its successors.

                  "Company Indemnified Persons" has the meaning stated in
         Section 8.01(b).

                  "Confidential Information" has the meaning stated in Section 7.01(c).

                  "Consents" means any approval, consent, authorization or order of, notice to or registration or filing with, or any other action by, any Governmental Body or other Person.

                  "Contract" means any agreement, contract, license, lease, instrument, document, note, bond, mortgage, indenture, guarantee, or other legally binding commitment or obligation, whether or not written, each as amended or modified from time to time.

                  "Credit Agreement" means that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004, among the Company, the guarantors identified therein, the Purchaser and the other lenders identified therein and Patriarch Partners Agency Service, LLC, as the same may be amended, modified and supplemented from time to time in accordance with the terms thereof.

                  "Dollars" and "$" refer to United States dollars and other lawful currency of the United States of America from time to time in effect.

                  "Existing Management" means any of Joseph P. Crouch, Richard
         C. Goyette, Joel K. Howser, James C. Mavel, Clarence W. Rife, Michael Villano, Alan W. Ware, Peter Stelling and any other management level employees who are granted options under the Existing Management Option Plan.

                  "Existing Management Option Agreements" means all of the stock option agreements pursuant to the Existing Management Option Plan covering the options granted to date to Existing Management and set forth on Schedule A attached hereto and options that may be granted from time to time in the future under such plan.

                                                                     EXHIBIT C




                  "Existing Management Option Plan" means the Company's amended and restated senior executive stock option plan covering 6,815,114 shares of Common Stock.

                  "Governmental Body" means any legislative, agency, bureau, commission or court, whether federal, state, local, domestic or foreign.

                  "Loans" shall have the meaning given to such term in the Credit Agreement.

                  "Losses" has the meaning stated in Section 8.01(a).

                  "Master Agreement" means that certain Master Agreement, dated as of August 2, 1999, as amended by that certain First Amendment to Master Agreement dated as of December 31, 2001 and that certain Second Amendment to Master Agreement dated as of March 30, 2004.

                  "Option Shares" means any shares of the Company's Common Stock to be issued to any of the Existing Management upon the exercise of his rights under any Existing Management Option Agreement.

                  "Outside Date" has the meaning stated in Section 3.01.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a Governmental Body.

                  "Purchaser" has the meaning stated in the heading of this Agreement, and its successors and permitted assigns.

                  "Purchaser Common Stock" has the meaning stated in Section
         2.01.

                  "Purchaser Indemnified Person" has the meaning stated in
         Section 8.01(a).

                  "Purchaser Preferred Stock" has the meaning stated in Section 2.01.

                  "Recapitalization" has the meaning set forth in the Credit Agreement.

                  "Regulation" means each applicable law, rule, regulation or order by any Governmental Body and each judgment, injunction or order of any Governmental Body.

                  "Required Consents" has the meaning stated in Section 5.04.

                  "Sale Agreements" means this Agreement, the Certificate of Designations, and the Share Certificates.

                  "Securities" has the meaning stated in Section 2.01.

                  "Securities Act" means the Securities Act of 1933, as amended, and the related regulations and published interpretations.

                                                                     EXHIBIT C



                  "Series I Preferred Stock" means the Company's Preferred Stock, par value $0.02 per share, designated as "4% Series I Cumulative Redeemable Preferred Stock" pursuant to the Certificate of Designations.

                  "Share Certificates" means the stock certificates representing the Securities to be purchased by the Purchaser hereunder.

                  "Subsidiary" of a Person means any Person of which equity securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, the general partner, the manager or other persons performing similar functions are at the time directly or indirectly owned by the Person. Unless the context otherwise requires, references to one or more Subsidiaries are references to Subsidiaries of the Company.

                  "Transactions" means the transactions contemplated by, or described in, this Agreement and the other Sale Agreements, including, without limitation, the issuance, sale, transfer, assignment, conveyance and delivery of the Securities to the Purchaser.

                                   ARTICLE II

                       Issuance and Sale of the Securities
                       -----------------------------------

         Section 2.01. Issuance and Sale of the Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company will issue, sell, transfer, assign, convey and deliver to the Purchaser
(a) 420,857 shares of Series I Preferred Stock (the "Purchaser Preferred Stock"), and (b) 36,256,407 shares of the Company's Common Stock (the "Purchaser Common Stock" and collectively with the Purchaser Preferred Stock, the "Securities"), and the Purchaser will purchase, acquire and accept from the Company the Securities, for the consideration set forth in Section 2.02.

         Section 2.02. The Consideration. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, as payment in full of the purchase price for the Securities and as an integral part of the Recapitalization, (i) the Purchaser will surrender to the Company for cancellation the Cancelled Preferred Stock and the Cancelled Warrant, (ii) the Purchaser and the Company shall terminate and cancel the Master Agreement and the Purchaser shall transfer to the Company (on an "as is" and "where is" basis, without any representation or warranty whatsoever) all of its interests (if any) in the personal property subject to such Master Agreement, and (iii) the maturity date of the Loans shall be extended from June 1, 2005 to March 30, 2007.

                                   ARTICLE III

                                   The Closing
                                   -----------

         Section 3.01. Time and Place of the Closing. The closing of the issuance, sale, transfer, assignment, conveyance and delivery of the Securities (the "Closing"), will be deemed to take place at the offices of Richards Spears Kibbe & Orbe LLP, One World Financial Center, New York, New York 10281, at 10:00 a.m. (New York City time), as of the date on which all of the conditions to closing set forth in this Agreement are satisfied or waived (the "Closing Date"), so

                                                                     EXHIBIT C



long as the conditions to closing set forth in this Agreement are satisfied or waived on or prior to September 30, 2004 or such later date agreed to by the Purchaser (the "Outside Date").

                                   ARTICLE IV

                            Conditions to the Closing
                            -------------------------

         Section 4.01. Conditions Precedent to the Obligations of the Purchaser. The obligations of the Purchaser under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Purchaser in writing, at or before the Outside Date.

         (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the other Sale Agreements shall be true in all material respects on and as of the Closing Date.

         (b) Performance of Agreements. The Company shall have performed and complied in all material respects with all of its covenants and other obligations contained in this Agreement and in the other Sale Agreements required to be performed or complied with by the Company at or before the Closing Date.

         (c) Consents. The Purchaser shall have received copies of all of the Required Consents, which Required Consents shall have been duly obtained or made and shall be effective on and as of the Closing Date.

         (d) No Actions. There shall be no lawsuit, action, proceeding or claim by any Governmental Body or by any other Person (i) challenging or seeking to restrain or prohibit the Transactions, or (ii) seeking to obtain from the Purchaser or any of its Affiliates in connection with the Transactions any damages.

         (e) Share Certificates. The Purchaser shall have received the Share Certificates, registered in the names of the Purchaser, duly executed and delivered by the Company.

         (f) Amended and Restated Certificate of Incorporation. The Board of Directors and the shareholders of the Company shall have adopted the Amended and Restated Certificate of Incorporation, in the form of Exhibit 4.01(f) hereto (the "Amended and Restated Certificate"), and such Amended and Restated Certificate shall have been filed with, and accepted for filing by, the Secretary of State of the State of Delaware.

         (g) Certificate of Designations. The board of directors of the Company shall have adopted the Certificate of Designations for the Series I Preferred Stock, in the form of Exhibit 4.01(g) hereto (the "Certificate of Designations"), and such Certificate of Designations shall have been filed with, and accepted for filing by, the Secretary of State of the State of Delaware.

         (h) Good Standing Certificate. The Purchaser shall have received a certificate of the Secretary of State of the jurisdiction in which the Company is organized, dated as of a recent date, as to the good standing of the Company.

         (i) Opinion of Counsel. The Purchaser shall have received an opinion of Day, Berry & Howard, counsel for the Company, in form and substance reasonably satisfactory to the

                                                                     EXHIBIT C


Purchaser.


         (j) Election of Directors. Lynn Tilton, Michael Scinto and Scott Schooley shall have been nominated and elected to the board of directors of the Company at the 2004 Annual Stockholder Meeting.

         (k) Resignation of Directors. Each of E. Bulkeley Griswold, Robert H. Steele and Lyman C. Hamilton, Jr. shall have tendered his resignation as a member of the Board of Directors of the Company.

Section 4.02. Conditions Precedent to the Obligations of the Company. The obligations of the Company under this Agreement are expressly subject to the fulfillment of each of the following conditions, unless waived by the Company in writing, at or before the Outside Date.

(a) Representations and Warranties. The representations and warranties of the Purchaser set forth in this Agreement and in the other Sale Agreements shall be true in all material respects on and as of the Outside Date with the same force and effect as though made on and as of the Outside Date, effective as of the Closing Date.

(b) Performance of Agreements. The Purchaser shall have performed and complied in all material respects with all of its covenants and other obligations set forth in this Agreement and in the other Sale Agreements required to be performed or complied with by the Purchaser at or before the Outside Date.

(c) Consents. The Company shall have received copies of all of the Required Consents which Required Consents shall have been duly obtained or made and shall be effective on and as of the Outside Date.

(d) No Actions. There shall be no lawsuit, action, claim or proceeding by any Governmental Body or by any other Person (i) challenging or seeking to restrain or prohibit the Transactions, or (ii) seeking to obtain from the Company or any of its Affiliates in connection with the Transactions any damages that are material in relation to the Company or any of its Affiliates.

(e) Cancellation of Cancelled Warrants, Cancelled Preferred Stock and Master Loan Agreement. The Company shall have received the original Cancelled Warrant and Cancelled Preferred Stock Certificate, and the Purchaser and the Company shall have executed this Agreement.

                                   ARTICLE V

                  Representations and Warranties of the Company
                  ---------------------------------------------

         The Company hereby represents and warrants to the Purchaser as of the date hereof and as of the Outside Date, effective as of the Closing Date, as follows:

         Section 5.01. Existence and Power. Each of the Company and its Subsidiaries (a) is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified under

                                                                     EXHIBIT C



the laws of each jurisdiction in which qualification is required to own, lease or license their assets and properties or to carry on their business, and (c) has all necessary corporate or limited liability company power and authority, as the case may be, required to own, lease or license their assets and properties, to conduct their businesses and to execute and deliver this Agreement and the other Sale Agreements to which it is a Party and to consummate the Transactions.

         Section 5.02. Authorization; Binding Effect. The execution and delivery by the Company of this Agreement and the other Sale Agreements, the performance by the Company of its obligations under this Agreement and the other Sale Agreements and the consummation of the Transactions by the Company has been duly authorized by all necessary corporate action on the part of the Company. This Agreement is, and the other Sale Agreements are, or will be, when executed and delivered in accordance with this Agreement, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except that such enforcement (a) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and
(b) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

         Section 5.03. Contravention. Neither the execution, delivery and performance of this Agreement or the other Sale Agreements by the Company nor the consummation of the Transactions by the Company will (with or without notice or lapse of time or both) (a) violate or breach any provision of the Company's or any of its Subsidiaries' organizational or governing documents, (b) violate or breach any Regulation by which the Company, any of its Subsidiaries or any of their assets or properties may be bound or affected, or (c) breach or result in a default under, result in the acceleration of, or give rise to a right of termination, cancellation, modification or acceleration or require any notice under, any material Contract to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their assets or properties, including, without limitation, the Securities, may be bound or affected.

         Section 5.04. Required Consents. The Company has obtained all Consents (all such Consents being the "Required Consents") which are required or advisable in connection with (a) the due execution and delivery by the Company of this Agreement and the other Sale Agreements and the performance of the Company's obligations thereunder, and (b) the consummation of the Transactions by the Company, including, without limitation, the issuance, sale, transfer, assignment, conveyance and delivery of the Securities to the Purchaser hereunder.

         Section 5.05. Litigation. There is no lawsuit, action, claim or proceeding against the Company or any of its Subsidiaries that questions the validity of this Agreement or any of the other Sale Agreements or that involves or relates to any of the Transactions.

         Section 5.06.          The Securities.
                                --------------

         (a) Series I Preferred Stock. (i) The shares of Series I Preferred Stock purchased by the Purchaser hereunder will have the terms and provisions set forth in the Certificate of Designations.

         (b) Title to the Securities. Upon delivery to the Purchaser at the Closing of the Share Certificates with respect to the Securities for the issuance, sale, transfer, assignment, conveyance

                                                                     EXHIBIT C



and delivery to the Purchaser, (A) the Purchaser will become the sole record owner of such Securities and good and marketable title to such Securities will pass to the Purchaser, free and clear of any liens, claims, encumbrances or security interests of any kind, other than those created by the Purchaser or as expressly set forth in Section 7.04 below, and (B) such Securities will be duly authorized, validly issued, fully paid and nonassessable.

         Section 5.07.          Capitalization.

         (a) Authorized, Issued and Outstanding Shares. As of the Closing Date, immediately following the issuance and sale of the Securities pursuant to this Agreement, the authorized capital stock of the Company will consist of (i) 5,000,000 shares of Preferred Stock, par value $.02, of which 420,857 have been designated Series I Preferred Redeemable Preferred Stock, all of which will be issued and outstanding (for the avoidance of doubt, no other shares of Preferred Stock shall, as of the Closing Date, be designated, issued or outstanding), and
(ii) 65,000,000 shares of Common Stock, par value $.02, of which 43,696,139 shares will be issued and outstanding. All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. As of the Closing Date, except as set forth above, the Company will not have any equity securities issued and outstanding, except for the options listed in clause (b) below.

         (b) Rights, Options, Etc. Except for (i) currently outstanding options to purchase 556,500 shares of Common Stock granted to the Company's employees pursuant to the Company's employee stock incentive plans, (ii) currently outstanding options to purchase 791,183 shares of Common Stock granted to officers of the Company, (iii) currently outstanding options to purchase 280,000 shares of Common Stock granted to directors of the Company and (iv) currently outstanding options to purchase 1,080,000 shares of Common Stock (which will, together with additional shares of Common Stock to be issued under the Existing Management Option Plan, scheduled to occur on or before the date which is ten
(10) trading days after the Closing Date, (such issuance, the "Option Issuance") be exercisable for a total of 6,815,114 shares of Common Stock) granted to executive officers of the Company, pursuant to the six stock option plans for key employees, officers and directors of the Company (collectively the "Options"), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. As of the Closing Date, there are in addition an aggregate of 2,501,540 shares of Common Stock reserved under stock option plans of the Company and not covered by existing options (or in the case of the Existing Management Option Agreements, to be covered by such agreements after giving effect to the Option Issuance), comprised of (x) 110,272 shares of Common Stock reserved for future grants under all of the Company's stock option plans (other than the Existing Management Option Plan) in existence prior to the Recapitalization and (y) 2,391,268 shares of Common Stock reserved for future grants under the 2004 Incentive and Non-Qualified Stock Option Plan ("2004 Plan") adopted in connection with the Recapitalization. The Company is not a party to or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         Section 5.08. No Brokers. The Company has not engaged or employed any finder, broker, agent or other intermediary in connection with the Transactions. There are no fees,

                                                                     EXHIBIT C



commissions or compensation payable by the Purchaser to any Person engaged or retained by, through or on behalf of the Company in connection with the consummation of the Transactions.

         Section 5.09. Securities Laws. The Company has not offered to sell any portion of the Securities or any interest therein in a manner which violates any applicable securities law or would require the issuance and sale hereunder to be registered under the Securities Act.

         Section 5.10. Misstatements. No representation or warranty contained in this Agreement or any other Sale Agreement, contained or will contain, as the case may be, any material misstatement of fact or omitted or will omit, as the case may be, to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

                                   ARTICLE VI

                 Representations and Warranties of the Purchaser
                 -----------------------------------------------

         The Purchaser hereby represents and warrants to the Company as of the date of this Agreement and as of the Outside Date, effective as of the Closing Date, as follows:

         Section 6.01. Existence and Power. The Purchaser (a) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (b) has all necessary power and authority to execute and deliver the Sale Agreements and to consummate the Transactions.

         Section 6.02. Authorization; Binding Effect. The execution and delivery by the Purchaser of this Agreement and the other Sale Agreements, the performance by the Purchaser of its obligations under this Agreement and the other Sale Agreements and the consummation of the Transactions by the Purchaser has been duly authorized by all necessary action on the part of the Purchaser. This Agreement and each of the other Sale Agreements is, or will be, when executed and delivered in accordance with this Agreement, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except that such enforcement (a) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and (b) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

         Section 6.03. Contravention. Neither the execution, delivery and performance of this Agreement and the other Sale Agreements by the Purchaser nor the consummation of the Transactions by the Purchaser will (with or without notice or lapse of time or both) (a) violate or breach any provision of the Purchaser's organizational or governing documents, (b) violate or breach any Regulation by which the Purchaser or any of its properties may be bound or affected, or (c) breach or result in a default under any material Contract to which the Purchaser is a party or by which the Purchaser or any of its properties may be bound or affected.

         Section 6.04. Consents. Except for the Required Consents, all Consents have been obtained which are required or advisable in connection with (a) the due execution and delivery by the Purchaser of this Agreement and the other Sale Agreements and the performance of the Purchaser's obligations thereunder and (b) the consummation of the Transactions by the Purchaser.

                                                                     EXHIBIT C


         Section 6.05. Litigation. There is no lawsuit, action, claim or proceeding against the Purchaser that involves any of the Transactions or any material property owned, licensed, leased or used by the Purchaser that, individually or in the aggregate, if determined adversely to the Purchaser, would materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or the other Sale Agreements.

         Section 6.06.          Investment Representations.
                                --------------------------

         (a) Purchase for Own Account. The Securities will be acquired for the Purchaser's own account, not as a nominee or agent, and not with a view to the distribution of any part thereof in violation of applicable securities laws.

         (b) No Registration. The Purchaser understands and acknowledges that the Securities are not being registered under the Securities Act, or any state securities laws on the grounds that the issuance thereof is exempt under Section 4(2) of the Securities Act, and such state securities laws as a transaction by an issuer not involving any public offering, and that reliance on such exemption is predicated in part on the representations by the Purchaser herein. The Purchaser understands that the Securities cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

         (c) Accredited Investor. The Purchaser is an "accredited investor" as defined in Rule 501(a) of the Securities Act.

         (d) Legend. The Purchaser agrees that the Company will obtain "stop transfer" orders with respect to the Securities purchased by the Purchaser hereunder to ensure that the Purchaser abides by the transfer restrictions applicable to the Securities. In addition, the Purchaser agrees that the Securities will bear the following legends for so long as applicable under applicable securities laws:

                  "The Securities represented by this certificate have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws and such Securities have been issued to the holder in reliance upon certain exemptions from registration and qualification provided in the 1933 Act and the rules and regulations thereunder and the applicable state securities laws. Accordingly, neither such Securities or nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the 1933 Act and any applicable state securities laws or (2) such Securities are offered, sold, pledged, assigned, or transferred in the manner pursuant to a valid exemption therefrom."

         The Repurchase Shares that are subject to repurchase by the Company pursuant to Section 7.04 of this Agreement shall also bear the following legend for so long as such repurchase rights are applicable.

                  "The shares of stock represented by this certificate are subject to restrictions upon transfer and a right of repurchase by the Company set forth in a certain Amended and Restated Subscription and Repurchase Agreement between the Company and the

                                                                     EXHIBIT C

         registered owner of this certificate. The Company will furnish a copy of such agreement to the holder of this certificate upon written request and without charge."

                                   ARTICLE VII

                                    Covenants
                                    ---------

Section 7.01.     Confidentiality.
                  ---------------

         (a) Confidentiality. Each of the Company and the Purchaser will not, and will cause its respective shareholders, partners, managers, members, directors, officers, employees, agents, counsel, accountants, advisors, Affiliates and other representatives not to, directly or indirectly, disclose, reveal, divulge, publish or otherwise make known to any Person any Confidential Information for any reason or purpose whatsoever, other than disclosures to such Person's directors, officers, employees, agents, counsel, accountants, lenders, potential lenders, investors, potential investors, investment managers and other authorized representatives who need to know such Confidential Information and are advised of the confidential nature of the Confidential Information.

         (b) Permitted Disclosure. Notwithstanding the provisions of Section 7.01(a) above (i) the Purchaser shall be permitted to disclose Confidential Information to any Person in connection with the Transfer, or proposed Transfer, of the Securities, any portion thereof, or any interest therein, including, without limitation, any potential transferee in connection with any such Transfer or proposed Transfer, and to use the Confidential Information in connection with any such proposed Transfer, so long as the proposed transferee agrees to maintain the confidentiality of such information, (ii) the Company and the Purchaser shall be permitted to disclose Confidential Information as required by applicable Regulation or a subpoena or court order by a court of competent jurisdiction, and (iii) the Company and the Purchaser shall be permitted to disclose Confidential Information to the extent necessary to obtain the Required Consents or otherwise effectuate the Transactions.

         (c) "Confidential Information". For purposes of this Agreement, the term "Confidential Information" means any non-public information about the Company delivered to such Person; provided, however, that "Confidential Information" does not include information which (A) is in the public domain at the time it is received by the Purchaser, or (B) which becomes public through no fault of the Purchaser or any other Person.

         Section 7.02. Further Assurances. Promptly upon the reasonable request by the Purchaser, the Company shall (a) correct any defect or error that may be discovered in this Agreement or in any other Sale Agreement or in the execution, delivery, acknowledgment or recordation of this Agreement or any other Sale Agreement, (b) execute, acknowledge, deliver, record, file and register, any and all such further acts, conveyances, assignments, notices of assignment, transfers, certificates, assurances, endorsements and other instruments, and (c) take all such action, in each case, as such requesting party may require from time to time.

         Section 7.03. Expenses. The Company shall be responsible for and pay the Purchaser's and its own legal, accounting and other fees and expenses arising from the due diligence review, and the negotiation, preparation and execution of this Agreement and the other Sale Agreements.

                                                                     EXHIBIT C



         Section 7.04.          Repurchase by the Company.
                                -------------------------

         (a) Repurchase. Upon the exercise by any of the Existing Management of his rights under any of the Existing Management Option Agreements to receive Option Shares, the Company shall repurchase from the Purchaser, and the Purchaser hereby agrees to sell, transfer and deliver to the Company, the same number of shares of Common Stock, at a price of $.02 per share, as are issued to the Existing Management as Option Shares. This repurchase right shall apply to no more than 6,815,114 shares of Purchaser's Common Stock (the "Repurchase Shares"), as adjusted for stock dividends, stock splits, reverse splits or combinations, recapitalizations or other similar events; provided, that such adjustment for any such event that would result in an increase of the number of shares of Common Stock issued and outstanding shall only occur if both (i) the Repurchase Shares shall have received the benefit of any such event (except in the case of an issuance of shares under Section 7.04(c)) and (ii) the Existing Management Option Agreements shall have provided commensurate anti-dilution protection for the Option Shares to be issued thereunder; and provided, further, any reverse split, recombination or other similar event that acts to reduce the number of Repurchase Shares available under this Section 7.04 shall so reduce the number of such Repurchase Shares notwithstanding the effect such event has on the number of Option Shares issuable under the Existing Management Option Agreements. The Company and the Purchaser agree that the intent of the preceding sentence is to ensure that no more than 18.8% of the Purchaser Common Stock shall constitute Repurchase Shares subject to repurchase by the Company pursuant to this Section 7.04.

         (b) Restriction on Sale. The Purchaser shall not sell, transfer, assign or convey any of the Repurchase Shares without the prior written consent of the Company; provided, that, after the third anniversary of the date of this Agreement, to the extent that any Existing Management Option Agreement terminates and Option Shares are no longer issuable thereunder, or to the extent that any Option Shares cease to be issuable under any of the Existing Management Option Agreements or to the extent that options under the Existing Management Option Agreements are never granted with respect to such Option Shares, this
Section 7.04 shall no longer apply to an equal number of shares of Purchaser Common Stock and that number of shares of the Purchaser Common Stock shall no longer constitute Repurchase Shares subject to repurchase by the Company hereunder and shall no longer be subject to the restriction on transfer set forth in this Section 7.04(b). At any time that any shares of Purchaser Common Stock no longer constitute Repurchase Shares, the Company shall issue new certificates to the Purchaser for such shares not bearing the legend relating to Repurchase Shares set forth in Section 6.06(d).

         (c) Remedy. If, at any time the Purchaser does not transfer the applicable Option Shares of the Company as required by Section 7.04(a) within thirty (30) days of the Company's delivery to the Purchaser of written notice of the exercise by the Existing Management member (such person for purposes of Section 7.04, a ("Optionee"), of his rights under the Existing Management Option Agreement to receive Option Shares in accordance with the terms of the Existing Management Option Agreement (compliance by such Optionee to include, without limitation, as applicable, the (x) exercise of the vested portion of such Option only within the term of the Option, (y) payment to the Company of the exercise price therefor and (z) payment to the Company of all applicable Federal, state and local withholding taxes required to be paid by the Company upon such exercise), then the Company shall promptly (but in any event within sixty (60) days after the end of such thirty day period): (I) (x) issue the Option Shares issuable upon exercise of such Existing Management Option Agreement to such Optionee and (y) issue

                                                                     EXHIBIT C



additional securities of the Company such that (i) each stockholder of the Company (including the Optionee who had received Option Shares pursuant to this remedy provision) receives additional Common Stock, and (ii) each holder of options or rights convertible into or exercisable for shares of Common Stock of the Company receives additional options or rights, in each case other than the Purchaser and any of its permitted transferees holding Purchaser Common Stock (collectively, the "Purchaser Common Stockholders"), such that, after such additional issuances, the Purchaser Common Stockholders shall have the percentage ownership of Common Stock of the Company, as would have resulted had the Purchaser transferred the number of Repurchase Shares to the Company in accordance with the requirements of Section 7.04(a) hereof, and (II) increase the number of shares of Common Stock allocated to the 2004 Plan such that the 2004 Plan shall have for issuance the same percentage of shares of the Common Stock of the Company as it would have had had the Purchaser transferred the number of Repurchase Shares to the Company in accordance with the requirements of Section 7.04(a) hereof.

         (d) Transfer to Trust. In the event that the Purchaser's Class A Notes no longer have an investment grade rating, the Purchaser shall transfer any remaining Repurchase Shares to a trust which shall hold such Repurchase Shares subject to an agreement embodying the provisions of this Section 7.04. The trust shall have no business other than holding such Repurchase Shares. The Purchaser shall be the sole beneficial owner of such trust and shall have the right to appoint the trustee of the trust. Any expenses of the trust and the trustee shall be paid by the Company.

         Section 7.05. Registration Rights. After the Closing, the Company shall enter into a registration rights agreement with the Purchaser which provides the Purchaser unlimited demand registration rights and other customary terms reasonably acceptable to the Purchaser and the Company. The Company shall reimburse the Purchaser for all its costs and expenses (including reasonable attorney's fees and expenses) incurred in negotiating such registration rights agreement.

         Section 7.06. Satisfaction of Recapitalization Covenant. The Purchaser acknowledges and agrees that upon satisfaction of the conditions to closing set forth in Article IV hereof and the issuance and sale of the Securities to the Purchaser at the Closing, the Company shall have satisfied the covenant set forth in Section 5.1(h)(i) of the Credit Agreement.

                                  ARTICLE VIII

                                 Indemnification
                                 ---------------

Section 8.01.     Indemnification.
                  ---------------

(a) Indemnification by the Company. The Company will indemnify and defend the Purchaser and its Affiliates and each of their respective shareholders, partners, members, managers, directors, officers, employees, agents, attorneys and Affiliates (collectively, the "Purchaser Indemnified Persons") against and hold each Purchaser Indemnified Person harmless from any and all liabilities, obligations, losses, damages, costs, expenses, claims and reasonable attorneys' fees and expenses (collectively, "Losses"), that the Purchaser Indemnified Persons may incur due to:

          (i) any inaccuracy or breach of any of the representations and warranties of the

                                                                     EXHIBIT C



               Company contained in this Agreement or any other Sale Agreement; and/or

          (ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Company contained in this Agreement or any other Sale Agreement.

(b) Indemnification by the Purchaser. The Purchaser will indemnify and defend the Company and its Affiliates and each of their respective shareholders, partners, members, managers, directors, officers, employees, agents, attorneys and Affiliates (collectively, the "Company Indemnified Persons") against and hold each Seller Indemnified Person harmless from any and all Losses that the Seller Indemnified Persons may incur due to:

          (i) any inaccuracy or breach of any of the representations and warranties of the Purchaser contained in this Agreement or any other Sale Agreement; and/or

          (ii) the nonfulfillment or breach of any covenant, undertaking, agreement or other obligation of the Purchaser contained in this Agreement or any other Sale Agreement.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

         Section 9.01. Notices. All notices, requests, demands and other communications to any party or given under this Agreement will be in writing and delivered personally, by overnight delivery or courier, by registered mail or by telecopier (with confirmation received) to the parties at the address or telecopy number specified for such parties on the signature pages hereto (or at such other address or telecopy number as may be specified by a party in writing given at least five business days prior thereto). All notices, requests, demands and other communications will be deemed delivered when actually received.

         Section 9.02. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 9.03. Amendment of Agreement. This Agreement may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto; provided, that, Section 7.04 may not be amended and no provision thereof waived except by an instrument in writing signed on behalf of each of the parties hereto and either (i) a majority in number of the Existing Management or (ii) Existing Management party to Existing Management Option Agreements covering a majority in number of the Option Shares.

         Section 9.04. Successors and Assigns; Assignability. This Agreement will be binding upon and inures to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by the Company without the prior written consent of the Purchaser. The Purchaser may assign its rights hereunder to any permitted assignee of any of the Securities. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

                                                                     EXHIBIT C



         Section 9.05. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state, without reference to conflicts of laws provisions.

         Section 9.06. Integration. This Agreement and the other Sale Agreements contain and constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties hereto.

         Section 9.07. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.08. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Company and the Purchaser, and no Person, other than assignees of the Purchaser's rights hereunder, may assert any rights as third-party beneficiary hereunder, except as provided in Article VIII, Section 9.03 or to assignees of the Purchaser.

         Section 9.09. Enforcement. Each Party hereby acknowledges and agrees that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of the provisions of this Agreement by such Party would cause the other Party hereto irreparable harm and that money damages would not be an adequate remedy for any breach or threatened breach of the provisions of this Agreement by such Party. Therefore, each Party hereby agrees that the other Party hereof shall be entitled to equitable relief, including, without limitation, an injunction or injunctions (without the requirement of posting a bond, other security or any similar requirement or proving any actual damages), to prevent breaches or threatened breaches of this Agreement by such Party and to specifically enforce the terms and provisions of this Agreement, this being in addition to any other remedy to which such other Party is or may be entitled at law or in equity.

         Section 9.10. Submission to Jurisdiction. Each of the Company and the Purchaser hereby (a) agrees that any lawsuit, action, claim or proceeding with respect to this Agreement or any other Sale Agreement may be brought only in the courts of the State of New York or of the United States of America for the Southern District of New York, (b) accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of such courts, (c) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions, and (d) irrevocably consents to the service of process of any of the courts referred to above in any lawsuit, action, claim or proceeding by the mailing of copies of the process to the parties hereto as provided in
Section 9.01. Service

                                                                     EXHIBIT C


effected as provided in this manner will become effective ten calendar days after the mailing of the process.

         Section 9.11. Waiver of Jury Trial. Each of the Company and the Purchaser hereby waives any right to a trial by jury in any lawsuit, action, claim or proceeding to enforce or defend any right under this Agreement or any other Sale Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement or any other Sale Agreement and agrees that any lawsuit, action, claim or proceeding will be tried before a court and not before a jury.

         Section 9.12. Ambiguities. This Agreement was negotiated between legal counsel for the parties and any ambiguity in this Agreement shall not be construed against the party who drafted this Agreement.

         Section 9.13. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Sale Agreements will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.14. D&O Insurance. After the Closing Date, Purchaser shall (so long as it is a majority shareholder of the Company's common stock) use commercially reasonable efforts to ensure that the Company continues to maintain directors and officers insurance ("D&O Insurance") coverage for each current and former director and officer that is comparable to, or better than, the coverage (if any) existing under the Company's D&O Insurance policy in effect as of the Closing Date (as defined in the Credit Agreement).

                                                                     EXHIBIT C



         In witness whereof, the parties have executed and delivered this Agreement as of the date first written above.

COMPANY:

Address for Notices:                             SCAN-OPTICS, INC.
-------------------

169 Progress Drive                               By: /s/ Peter H. Stelling
                                                     ---------------------
Manchester, CT 06040                          Name: Peter H. Stelling
Attention:     Chief Financial Officer        Title: Chief Financial Officer
Facsimile:     (860) 645-7995

         with a copy to:

         Day, Berry & Howard LLP
         CityPlace I
         Hartford, CT 06103-3499
         Attention:    Richard D. Harris
         Facsimile:    (860) 275-0343


PURCHASER:

Address for Notices:                             ARK CLO 2000-1 LIMITED
-------------------
c/o Patriarch Partners, LLC                      By:  Patriarch Partners, LLC,
112 South Tryon Street, Suite 700                its Collateral Manager
Charlotte, NC
Attention:        Ms. Lynn Tilton
Facsimile No.:    (704) 375-0358            By: /s/ Lynn Tilton
                                                ---------------
                                                Name: Lynn Tilton
         with a copy to:                        Title: Manager
         Richards Spears Kibbe & Orbe LLP
         One World Financial Center
         New York, New York 10281
         Attention:      Mr. Eric O'Meara
         Facsimile No.:  (212) 530-1801

                                                                     EXHIBIT C




                                   Schedule A
                  List of Existing Management Option Agreements

The following Options are covered by Existing Management Option Agreements as of the date of this Agreement and shall be covered by the Company's repurchase obligation specified in Section 7.04 of the Agreement.



--------------------------------- ------------------------- ----------------------------- ----------------------------
Name of Management Option Holder  Date of Option Grant      Number of Shares Covered by   Number of Shares Covered
                                                            Grant  (Pre-Recap)            by Grant After Giving
                                                                                          Effect to the Option
                                                                                          Issuance Post-Recap
--------------------------------- ------------------------- ----------------------------- ----------------------------
Joseph P. Crouch                          12/31/01                    100,000                        631,029
--------------------------------- ------------------------- ----------------------------- ----------------------------
Richard C. Goyette                        12/31/01                    145,000                        914,992
--------------------------------- ------------------------- ----------------------------- ----------------------------
Joel K. Howser                            12/31/01                    130,000                        820,338
--------------------------------- ------------------------- ----------------------------- ----------------------------
James C. Mavel                            12/31/01                    250,000                      1,577,572
--------------------------------- ------------------------- ----------------------------- ----------------------------
Clarence C. Rife                          12/31/01                    130,000                        820,338
--------------------------------- ------------------------- ----------------------------- ----------------------------
Michael Villano                           12/31/01                    140,000                        883,441
--------------------------------- ------------------------- ----------------------------- ----------------------------
Alan W. Ware                              12/31/01                    130,000                        820,338
--------------------------------- ------------------------- ----------------------------- ----------------------------
Peter Stelling                            04/26/04                      5,000                         31,551
--------------------------------- ------------------------- ----------------------------- ----------------------------
Mary Villano                              04/26/04                     50,000                        315,515
--------------------------------- ------------------------- ----------------------------- ----------------------------

--------------------------------- ------------------------- ----------------------------- ----------------------------
Total                                                               1,080,000                      6,815,114
--------------------------------- ------------------------- ----------------------------- ----------------------------


                                                                      EXHIBIT D

                                SCAN-OPTICS,INC.
               2004 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

1. Purposes.

The purpose of the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan (the "Plan") is to (a) secure for Scan-Optics, Inc. (the "Company") and its stockholders the benefits arising from stock ownership by officers and other key employees of the Company, and any parent or subsidiary of the Company, who will be responsible for its future growth and continued success, and (b) enable the Company to attract and retain the services of key employees by providing them with an opportunity to become owners of Scan-Optics, Inc. Common Stock under the terms and conditions and in the manner contemplated by this Plan.

2. Administration.

The Plan shall be administered by the Stock Options and Executive Compensation Committee of the Board of Directors (the "Committee"), consisting of not less than two Directors appointed by the Board of Directors. Members of the Board of Directors may only serve on the Committee if they are non-employee directors for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" as defined in Treasury Regulations ss.1.162m-27(e)(3). Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote.

Subject to the express provisions of the Plan, the Committee shall have authority to (i) construe and interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, (iii) determine the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, the option price, and the duration of each option, and (iv) make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives and beneficiaries.

3. Maximum Number of Shares Subject to Plan.

Subject to adjustment as provided in Section 15 hereof, the shares of stock to be offered under the Plan may be authorized but unissued shares of the Company's Common Stock, par value $.02 per share (the "Common Stock"), or issued shares which have been reacquired. The aggregate amount of Common Stock to be delivered upon exercise of all options granted under the Plan shall not exceed 2,391,268 shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.

4. Incentive and Non-Qualified Options.

Options granted under the Plan may be either incentive stock options ("Incentive Options") intended to meet the requirement of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("Non-Qualified Options"). The Committee shall have the right, with the consent of the optionee, to convert an Incentive Option granted under the Plan to a Non-Qualified Option pursuant to Section 13 hereof.

                                                                       EXHIBIT D


5. Eligibility and Participation.

Officers and other key employees of the Company or of any parent or subsidiary of the Company, whether or not directors of the Company, shall be eligible to participate in the Plan. Directors who are not also employees are not eligible to participate in the Plan. An individual who has been granted an option may, if he is otherwise eligible, be granted additional options. Nothing in the Plan shall be deemed to give any employee any right to participate in this Plan or to receive an options hereunder.

An optionee may be granted and hold more than one option, but the aggregate fair market value (determined at the time the option is granted pursuant to Section 6 below) of the Common Stock for which any optionee may be granted Incentive Options which are exercisable for the first time in any one calendar year (under all incentive stock option plans of the Company and any parent or subsidiary of the Company) shall not exceed $100,000. There shall be no limit on the aggregate fair market value (as so determined) of the Common Stock for which any optionee may be granted Non-Qualified Options. Notwithstanding the foregoing, the aggregate amount of Common Stock subject to options granted to a single employee in any calendar year shall not exceed 100,000 shares.

6. Purchase Price.

The purchase price of Common Stock covered by each option shall be determined by the Committee, but the purchase price of Incentive Options shall not be less than 100% of the fair market value of the Common Stock at the time such Incentive Option is granted and the purchase price of Non-Qualified Options shall not be less than 100% of the fair market value of the Common Stock at the time such Non-Qualified Option is granted; provided, however, that the Committee may set the purchase price of Non-Qualified Options granted to employees who are not "covered employees" (as defined in Section 162(m) of the Code) at an amount less than 100% of such market value, but not less than 85% of such market value if the Committee expressly determines to grant the discount from 100% of such fair market value in lieu of a reasonable amount of salary or cash bonus which would otherwise be paid to the employee granted such Non-Qualified Options. The fair market value of the Common Stock shall be determined pursuant to procedures adopted by the Committee. Anything herein to the contrary notwithstanding, no Incentive Option shall be granted to an employee if, at the time the Incentive Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or a parent or subsidiary of the Company, unless the Incentive Option price is at least 110% of the fair market value of the Common Stock subject to the Incentive Option at the time the Incentive Option is granted and the Incentive Option is not exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

7. Duration and Time of Exercise of Options.

Each option and all rights thereunder shall expire on such date as the Committee may determine, but in no event later than ten (10) years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

Each option shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine, or may, if so determined by the Committee, be exercisable either in whole or in part at any time prior to its expiration date. If the option is made exercisable in installments and the optionee shall not in any given installment period purchase

                                                                       EXHIBIT D



all of the shares which the optionee is entitled to purchase in such installment period, then the optionee shall have the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the expiration date or sooner termination of such option.

In the event of (a) a reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, or (c) a sale or lease of fifty percent (50%) or more, computed on the basis of book value, of the Company's consolidated assets, the time at which all options then outstanding may be exercised shall be accelerated and all such options shall become exercisable in full on or before a date fixed by the Committee prior to the effective time of such reorganization, merger, consolidation, dissolution, liquidation, sale or lease, and upon such effective time any unexercised options shall expire.

The Committee may, at any time, in its absolute discretion, accelerate the time at which an outstanding option can be exercised, in whole or in part, provided, however, that no such acceleration of the time for exercise shall be made if such acceleration would result in a modification of an Incentive Option (within the meaning of Section 424 of the Code), or cause such Incentive Option to fail to continue to qualify as an incentive stock option under Section 422 of the Code. Notwithstanding the provisions of this Section 7, the time at which an outstanding option may be exercised may not be accelerated to a date which is less than six (6) months after the date of grant of such option, except in the case of death or disability.

8. Replacement and Substitute Options.

The Committee may, in its absolute discretion, grant to optionees, in exchange for the surrender and cancellation of their outstanding options, new options having option prices lower than the option price of the options so surrendered and canceled (the "Replacement Options") and containing such other terms and conditions as the Committee may deem appropriate, but only if (i) the Committee determines that it needs to grant Replacement Options to retain key employees, to provide necessary incentives to key employees or to further some other important corporate purpose; (ii) Replacement Options are rarely granted and only where extreme circumstances beyond management's control have substantially diminished the value of the outstanding options to be exchanged for Replacement Options; and (iii) the number of shares of Common Stock to be delivered upon exercise of the Replacement Options does not exceed ten percent (10%) of the number of shares of Common Stock to be delivered upon exercise of all options authorized to be granted under the Plan. Notwithstanding the preceding sentence, if, at a time when no additional shares of Common Stock are authorized to be delivered upon exercise of options granted under the Plan, the Committee determines that it needs to grant Replacement Options to employees who are not executive officers before the next stockholders' meeting, it may grant additional Replacement Options for a number of shares of Common Stock not exceeding ten percent (10%) of the number of shares of Common Stock to be delivered upon exercise of all options authorized to be granted under the Plan if such grant of additional Replacement Options is made continent upon the stockholder's authorization for such additional Replacement Options being obtained at the next stockholders' meeting. Options may be granted under the Plan and in substitution for stock options held by person who become or are to become salaried employees of the Company or any parent or subsidiary of the Company in any transaction to which Section 424(a) of the Code applies.

                                                                       EXHIBIT D



9. Exercise of Options.

Options shall be exercised by the delivery of written notice to the officer of the Company designated by the Committee setting forth the number of shares with respect to which the option is to be exercised, and specifying the address to which the certificates for such shares are to be mailed. The option price shall be paid in full at the time of exercise in cash by United States currency, certified check or money order or by tendering to the Company (i) shares of Common Stock having a fair market value on the date of exercise equal to the option price (including shares that would otherwise be issued pursuant to such exercise), or (ii) a combination of cash and shares of Common Stock valued at such fair market value.

As promptly as practicable after receipt of such written notification of the exercise of an option and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name.

10. Non-Transferability of Options.

An Incentive Option and, unless otherwise determined by the Committee, a Non-Qualified Option granted under the Plan shall, by its terms, be non-transferable by the optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee, regardless of any community property interest therein of the spouse of the optionee, or such spouse's successors in interest.

11. Continuance of Employment.

Nothing contained in the Plan or in any option granted under the Plan shall confer upon any optionee any right with respect to the continuation of employment by the Company or any parent or subsidiary of the Company, or interfere in any way with the right of the Company or any parent or subsidiary of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the optionee from the rate in existence at the time of granting of an option.

12. Termination of Employment, Disability or Death of Optionee.

(a) Expect as may be otherwise expressly provided herein, options shall terminate, unless exercised, three (3) months after the date of the severance of the employment relationship between the optionee and the Company, or a parent or subsidiary of the Company; provided, however, that all options held by an optionee shall terminate immediately upon receipt by an optionee of the notice of termination if the optionee is terminated for deliberate, willful or gross misconduct as determined by the Company. Absence on leave approved by the Committee shall not be considered a severance of employment.

(b) If, before the date of expiration of the option, the optionee shall retire from the employ of the Company, or a parent or subsidiary of the Company, for reasons of age pursuant to a pension or retirement plan of the Company, or a parent or subsidiary of the Company, or for reasons of disability as defined in
Section 22(e)(3) of the Code, the option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which the optionee was entitled to exercise such option immediately prior to such retirement. If the retired optionee shall die before the termination of

                                                                       EXHIBIT D



the option, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time within the earlier of the date of expiration of the option or the one-year period beginning on the date of the optionee's death, to exercise the option to the same extent as said retired optionee.

(c) In the event of the death of the holder of an option while in the employ of the Company, or a parent or subsidiary of the Company, and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, the optionee's executors, administrators or any person or persons to whom the option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the same extent to which the deceased optionee was entitled to exercise such option immediately prior to the deceased optionee's death.

(d) In the case of a Non-Qualified Option, the Committee may, in its discretion, vary the terms set forth in Sections 12(a), 12(b) and 12(c) by providing for different provisions in the applicable option agreement granting such Non-Qualified Options.

13. Conversion of Incentive Options into Non-Qualified Options; Termination of Incentive Options.

         The Committee may, at the written request of the optionee, take such actions as may be necessary to convert such optionee's Incentive Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Options, regardless of whether the optionee is an employee of the Company, or a parent or subsidiary of the Company, at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any Incentive Options that has not been exercised at the time of such termination.

14. Privilege of Stock Ownership.

No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No share shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1993, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

                                                                       EXHIBIT D


15. Adjustments.

If the outstanding shares of Common Stock of the Company are increased, changed into or exchanged for a different number or kind of shares or securities of the Company as a result of a merger, reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portion thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan for any such adjustment.

16. Written Agreement.

Each option granted hereunder shall be embodied in a written Option Agreement which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee and by an officer of the Company for and on behalf of the Company. Incentive Options and Non-Qualified Options may not be granted in the same Option Agreement. An Option Agreement shall contain such other provisions as the Committee in its discretion shall deem advisable so long as the same are not contrary or inconsistent with the terms and provisions of the Plan.

17. Amendment and Termination of Plan.

The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that any material amendment of the Plan and any other amendment of the Plan requiring stockholder approval under Section 422 of the Code shall not be made without the approval of the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware.

No amendment, suspension or termination of the Plan shall, without the consent of the optionee, alter or impair any rights or obligation under any outstanding Option Agreement.

18. Withholding.

Any person exercising an option shall be required to pay in cash to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of such option. Such payment shall be due on the date the Company is required to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of shares of Common Stock then owned by the optionee, or the withholding of shares of Common Stock otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. The value of such shares withheld or delivered shall be equal to the fair market value of such shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct to the extent permitted by law, from any payment of any kind otherwise due to such person from the Company, all or part of the amount required to be withheld.

                                                                       EXHIBIT D



19. Effective Date of Plan.

Subject to stockholder approval of the Plan at the Company's 2004 Annual Meeting of Stockholders, this Plan shall become effective on the date of the filing, if any, of an amended and restated certificate of incorporation for the Company on or before June 30, 2005 increasing the total authorized capital stock of the Corporation to 70,000,000 shares consisting of 65,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.02 per share. No options shall be granted pursuant to the Plan after the date that is ten years from the effective date of the Plan.

20. Construction.

The plan and options granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal laws as may be applicable.

                               SCAN-OPTICS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694










                Your vote is important. Please vote immediately.

        Vote-by-Internet                             Vote-by-Telephone
  Log on to the Internet and go to      OR            Call toll-free
  http://www.eproxyvote.com/scor               1-877-PRX-VOTE (1-877-779-8683)


If you vote over the Internet or by telephone, please do not mail your card.






            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL



Please mark                                                     #SCA
votes as in
this example. [X]

---------------------------------------
           SCAN-OPTICS, INC.
---------------------------------------

1. Election of Directors.
Nominees: (01) Scott Schooley, (02) Lynn Tilton and
(03) Michael Scinto


FOR ALL                 WITHHELD FROM
NOMINEES [ ]            ALL NOMINEES [ ]

[ ]
    -----------------------------------
For all nominees except as noted above


FOR AGAINST ABSTAIN

2. To adopt the amended and restated certificate of incorporation in the form attached as Exhibit A to the proxy statement.


        FOR     AGAINST         ABSTAIN
        [ ]       [ ]             [ ]


3. To adopt the Scan-Optics, Inc. 2004 Incentive and Non-Qualified Stock Option Plan in the form attached as Exhibit D to the proxy statement.


        FOR     AGAINST         ABSTAIN
        [ ]       [ ]             [ ]

4. To ratify the appointment of Ernst & Young, LLP as independent auditors for the fiscal year ending December 31, 2004.


        FOR     AGAINST         ABSTAIN
        [ ]       [ ]             [ ]



     In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.


     Mark box at right if an  address  change or  comment  has been noted on the
     reverse side of this card.         [ ]


     Please be sure to sign and date this Proxy.


Signature                  Date
         --------------       -----------------

Signature                  Date
         --------------       -----------------



                              SCAN-OPTICS, INC.
Dear Stockholder,

Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, July 15, 2004.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Scan-Optics, Inc.




                               SCAN-OPTICS, INC.
                               169 Progress Drive

                         Manchester, Connecticut 06040

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 15, 2004


The undersigned hereby appoints James C. Mavel and Peter H. Stelling, or either of them, the proxy of the undersigned with full power of substitution, to vote, as designated on the reverse side, all shares of capital stock of Scan-Optics, Inc. (the "Company") held of record by the undersigned on May 17, 2004 at the Annual Meeting of Stockholders to be held on July 15, 2004 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.


--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

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